                                                                  EXHIBIT 10.45





                               SERVICING AGREEMENT

                                  By and Among

                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-4,
                                   the Issuer,

                         U.S. BANK NATIONAL ASSOCIATION,
                     D/B/A FIRST BANK NATIONAL ASSOCIATION,
                    as Indenture Trustee and Co-Owner Trustee

                          NORWEST BANK MINNESOTA, N.A.,
                               as Master Servicer

                                       and

                           MEGO MORTGAGE CORPORATION,
                                   as Servicer




                                     -------




                            MEGO MORTGAGE HOME LOANS




                                     -------


                           Dated as of August 16, 1997

                                TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I DEFINITIONS.............................................................................................3

   SECTION 1.01.  DEFINITIONS.....................................................................................3
   SECTION 1.02.  FORMS..........................................................................................12
   SECTION 1.03.  INTERPRETATION.................................................................................12
   SECTION 1.04.  INTEREST CALCULATIONS..........................................................................12

ARTICLE II REPRESENTATIONS, WARRANTIES AND COVENANTS.............................................................12

   SECTION 2.01.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INDENTURE TRUSTEE.............................12
   SECTION 2.02.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SERVICER......................................13
   SECTION 2.03.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER...............................16
   SECTION 2.04.  NOTICE TO MASTER SERVICER......................................................................17

ARTICLE III [RESERVED]...........................................................................................17


ARTICLE IV ASSIGNMENT OF AGREEMENT...............................................................................18

   SECTION 4.01.  ASSIGNMENT OF RIGHTS...........................................................................18
   SECTION 4.02.  ASSIGNMENT OF SERVICING OBLIGATIONS............................................................18

ARTICLE V FURTHER COOPERATION; CONFLICTS.........................................................................19

   SECTION 5.01.  REVIEW OF SERVICING REPORTS....................................................................19
   SECTION 5.02.  CONFLICTS......................................................................................19
   SECTION 5.03.  INSPECTIONS; OTHER ASSISTANCE..................................................................19

ARTICLE VI SERVICING DUTIES OF THE SERVICER......................................................................20

   SECTION 6.01.  GENERAL SCOPE OF DUTIES........................................................................20
   SECTION 6.02.  SPECIFIC DUTIES; COLLATERAL PROTECTION.........................................................21
   SECTION 6.03.  SERVICING RECORD; COLLECTIONS; REMITTANCES TO COLLECTION ACCOUNT...............................23
   SECTION 6.04.  ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF TERMINATION EVENTS................................26
   SECTION 6.05.  COMPENSATION...................................................................................28
   SECTION 6.06.  ADVANCES; COMPENSATING INTEREST................................................................29
   SECTION 6.07.  REIMBURSEMENT OF ADVANCES......................................................................30
   SECTION 6.08.  MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS................................................30
   SECTION 6.09.  DUE-ON-SALE; DUE-ON-ENCUMBRANCE................................................................31
   SECTION 6.10.  FORECLOSURE....................................................................................32
   SECTION 6.11.  SALE OF FORECLOSED PROPERTIES..................................................................33
   SECTION 6.12.  MANAGEMENT OF REAL ESTATE OWNED................................................................34
   SECTION 6.13.  INSPECTIONS....................................................................................35
   SECTION 6.14.  MAINTENANCE OF INSURANCE.......................................................................35
   SECTION 6.15.  RELEASE OF FILES...............................................................................36
   SECTION 6.16.  [RESERVED].....................................................................................38
   SECTION 6.17.  SEGREGATION OF LOANS; REPORTS..................................................................38
   SECTION 6.18.  LATE REPORT CHARGE.............................................................................38

ARTICLE VII TERMINATION AND LIABILITIES..........................................................................39

   SECTION 7.01.  VOLUNTARY TERMINATION..........................................................................39
   SECTION 7.02.  INVOLUNTARY TERMINATION OF SERVICER............................................................40

                                      (i)

   SECTION 7.03.  SERVIER'S DUTIES UPON TERMINATION; PAYMENT TO SERVICER.........................................43
   SECTION 7.04.  AGREEMENT TO PAY ATTORNEYS' FEES...............................................................44

ARTICLE VIII INSURANCE COVERAGE..................................................................................45

   SECTION 8.01.  FIDELITY BOND COVERAGE.........................................................................45
   SECTION 8.02.  ERRORS AND OMISSIONS INSURANCE.................................................................45
   SECTION 8.03.  LIABILITY INSURANCE............................................................................45

ARTICLE IX NOTICE OF CLAIMS......................................................................................46

   SECTION 9.01.  NOTICE OF CLAIMS...............................................................................46
   SECTION 9.02.  USE OF COUNSEL.................................................................................46

ARTICLE X [RESERVED].............................................................................................47


ARTICLE XI MISCELLANEOUS PROVISIONS..............................................................................47

   SECTION 11.01.  AMENDMENTS, CHANGES AND MODIFICATIONS.........................................................47
   SECTION 11.02.  GOVERNING LAW.................................................................................47
   SECTION 11.03.  NOTICES.......................................................................................47
   SECTION 11.04.  SEVERABILITY..................................................................................47
   SECTION 11.05.  TERM OF AGREEMENT.............................................................................47
   SECTION 11.06.  LIMITATION OF LIABILITY OF PARTIES............................................................48
   SECTION 11.07.  LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF A PARTY...............48
   SECTION 11.08.  SURVIVAL OF OBLIGATIONS AND COVENANTS.........................................................48
   SECTION 11.09.  COUNTERPARTS..................................................................................48
   SECTION 11.10.  FORMS AND REPORTS.............................................................................48
   SECTION 11.11.  INDEMNIFICATION...............................................................................48
   SECTION 11.12.  RECITALS AND HEADINGS.........................................................................49
   SECTION 11.13.  RELATIONSHIP OF THE PARTIES...................................................................50
   SECTION 11.14.  [RESERVED]....................................................................................50
   SECTION 11.15.  RECORDATION OF AGREEMENT......................................................................50


         EXHIBIT A                  DESIGNATED SERVICERS
         EXHIBIT B                  FORM OF SERVICER REPORT
         EXHIBIT C                  LOAN SCHEDULE




                                      (ii)

         THIS SERVICING AGREEMENT (the "Agreement"), is made and entered into as of August 16, 1997 by and among MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-3 (the "Issuer"), U.S. BANK NATIONAL ASSOCIATION, d/b/a FIRST BANK NATIONAL ASSOCIATION (in its capacities as "Indenture Trustee" and "Co-Owner Trustee"), NORWEST BANK MINNESOTA, N.A. (the "Master Servicer"), and MEGO MORTGAGE CORPORATION (the "Servicer").


                              W I T N E S S E T H:

         WHEREAS, the Servicer is engaged as an independent contractor in the business of servicing conventional home improvement loans and debt consolidation loans; and

         WHEREAS, the Sale and Servicing Agreement contemplates the execution of this Agreement and that the Loans will be serviced pursuant to the provisions hereof; and

         WHEREAS, the Issuer, the Indenture Trustee, the Master Servicer and the Servicer desire to execute this Agreement to define the rights, duties and obligations of the Servicer with respect to the servicing of the Loans;

         NOW, THEREFORE, in consideration of the premises and of the mutual agreements contained herein, the Issuer, the Indenture Trustee, the Master Servicer and the Servicer each agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         SECTION 1.01.  DEFINITIONS.

         All terms defined in this Article I (except as expressly provided otherwise herein or unless the context otherwise requires) shall have the respective meanings specified in this Article I for all purposes of this Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned in the Sale and Servicing Agreement and, if any definition herein conflicts with the definition for such term in the Sale and Servicing Agreement, the definition in the Sale and Servicing Agreement shall control.

         "ADVANCE" means the amounts paid and advanced by the Servicer pursuant to Section 6.06(a) and (b) hereof.

         "AGGREGATE PRINCIPAL BALANCE" means, as of any date of determination, the sum of the principal balances for all Loans serviced by the Servicer hereunder.

         "AGREEMENT" means this Servicing Agreement entered into by and among the Issuer, the Indenture Trustee, the Co-Owner Trustee, the Master Servicer and the Servicer, and all exhibits, amendments, and supplements hereto.

         "BUSINESS DAY" means any day of the week other than Saturday, Sunday, or a day which banking institutions in the City of New York or the city in which either the Master Servicer's or the Servicer's servicing operations are located are authorized or obligated by Law or executive order, or government decree to close.

         "CIVIL RELIEF ACT" means the Soldiers' and Sailors' Relief Act of 1940, as amended.

         "CLOSING DATE" means August 29, 1997.

         "CODE" means the Internal Revenue Code of 1986, as it may be amended from time to time, and Treasury Regulations promulgated thereunder.

         "COLLECTION ACCOUNT" means the account established and maintained pursuant to Section 6.03(g).

         "CUMULATIVE NET LOSSES" means, with respect to any Distribution Date, the aggregate amount of Net Loan Losses calculated for such Distribution Date and each prior Distribution Date, reduced by any recoveries in respect of principal on a Defaulted Loan received after the Due Period in which such Loan became a Defaulted Loan.

         "DEBTOR RELIEF LAWS" means any applicable state or federal liquidation, conservatorship, bankruptcy, insolvency, rearrangement, moratorium, reorganization, or similar debt or relief laws from time to time in effect affecting the enforcement of creditors' rights generally and general equitable principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

         "DEFAULTED LOAN" means a Loan with respect to which: (a) the Property has been acquired through foreclosure or similar proceeding and sold, (b) any portion of a Monthly Payment is more than 180 calendar days past due (without giving effect to any grace period), or (c) the Servicer has determined in accordance with customary servicing practices that the Loan is uncollectible.

         "DESIGNATED SERVICER" means each Person, if any, listed on Exhibit A hereto designated by the Servicer to perform the Servicer's duties, liabilities, and obligations hereunder with respect to certain Loans, each of which Designated Servicer (other than Preferred Equities Corporation) shall be an Eligible Servicer and is subject to approval of the Master Servicer. Each Designated Servicer listed on Exhibit A on the Closing Date shall be deemed to have been approved by the Master Servicer.

         "DISTRIBUTION DATE" means the twenty-fifth (25th) day of the month, or if such 25th day is not a Business Day, the immediately following Business Day, commencing in September 1997.

         "DUE DATE" means, with respect to each Loan, the date on which Monthly Payments are due pursuant to the terms of the related Debt Instrument.

         "DUE PERIOD" means, with respect to any Determination Date or Distribution Date, the calendar month immediately preceding such Determination Date or Distribution Date, as the case may be; provided, however, with respect to the September 1997 Distribution Date, the Due Period shall mean the period from August 16, 1997 to August 31, 1997.

         "ELIGIBLE ACCOUNT" means (i) a segregated trust account that is maintained with the corporate trust department of a depository institution the
(A) long-term debt obligations of which are at such time rated by each Rating Agency in one of their two highest long-term rating categories or (B) short-term debt obligations of which are then rated by each Rating Agency in their highest short-term rating category or (C) a segregated trust account department of a federal or state chartered depository institution or trust company having capital and surplus of not less than $100,000,000 acting in its fiduciary capacity, (ii) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States or America, or any of the States thereof, or the District of Columbia, having a certificate of deposit, short-term deposit or commercial paper rating of at least A-1+ by Standard & Poor's and P-1 by Moody's, or (iii) an account that will not cause any Rating Agency to downgrade or withdraw its then current rating(s) assigned to the Notes as evidenced in writing by such Agency.

         "ELIGIBLE SERVICER" means a Person that is either (a) (i) is servicing a portfolio of mortgage loans, (ii) is legally qualified to service, and is capable of servicing, the Loans and has all licenses required to service mortgage loans, (iii) has demonstrated the ability to service professionally and competently a portfolio of mortgage loans similar to the Loans with reasonable skill and care, and (iv) has a net worth calculated in accordance with generally accepted accounting principles of at least $500,000, or (v) has been approved in writing by Standard & Poor's, or (b) is Norwest Bank Minnesota, N.A., Mego Mortgage Corporation or Preferred Equities Corporation.

         "FILE" means the Indenture Trustee's Home Loan File or the Servicer's Home Loan File, as the context requires.

         "FORECLOSED PROPERTY" means with respect to any Mortgage Loan any Property acquired by the Issuer as a result of:

         (i) the completion of foreclosure or comparable proceedings with respect to the related Mortgage Loan;

         (ii) the Co-Owner Trustee's acceptance of the deed or other evidence of title to the related Property in lieu of a foreclosure or other proceeding with respect to the related Loan; or

         (iii) the acquisition by the Co-Owner Trustee of title thereto by operation of law.

         "FORECLOSURE ADVANCE" has the meaning ascribed thereto in Section 6.06(b) of this Agreement.

         "GNMA" means the Government National Mortgage Association.

         "HUD" means the United States Department of Housing and Urban Development and any successor thereto.

         "INDENTURE TRUSTEE" means U.S. Bank National Association, d/b/a First Bank National Association, or any duly appointed successor thereto.

         "INDEPENDENT" means when used with respect to any specified Person, such Person (i) is in fact independent of the Servicer, the Master Servicer, the Depositor (as defined in the Sale and Servicing Agreement) or any of their respective affiliates, (ii) does not have any direct financial interest in or any material indirect financial interest in any of the Servicer, the Master Servicer, the Depositor or any of their respective affiliates and (iii) is not connected with any of the Servicer, the Master Servicer, the Depositor or any of their respective affiliates, as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, however, that a Person shall not fail to be Independent of the Servicer, the Master Servicer, the Depositor or any of their respective affiliates merely because such Person is the beneficial owner of 1% or less of any class of securities issued by Mego, the Master Servicer, the Depositor or any of their respective affiliates, as the case may be.

         "INSURANCE PROCEEDS" means, with respect to any Property, all amounts collected in respect of related title or other insurance policy, and not required to be applied to the restoration of the related Property or paid to the related Obligor.

         "INTEREST ADVANCE" has the meaning ascribed thereto in Section 6.06(a) of this Agreement.

         "ISSUER" means Mego Mortgage Home Loan Owner Trust 1997-4.

         "LAW" means all applicable statutes, laws, ordinances, regulations, orders, writs, injunctions, or decrees of the United States or any agency thereof, or any state or political subdivision thereof, or any court of competent jurisdiction thereof.

         "LIQUIDATION PROCEEDS" means amounts (other than Insurance Proceeds) received in connection with the liquidation of Defaulted Loans, whether through trustee's sale, foreclosure sale, or otherwise.

         "LOAN" means the home loans subject to this Agreement from time to time identified on the Loan Schedule.

         "LOAN RATE" means, with respect to any Loan, the fixed, floating or adjustable annual rate of interest set forth in the related Debt Instrument, as may be reduced by application of the Civil Relief Act.

         "LOAN SCHEDULE" means, as of any date, the schedule of Loans serviced under this Agreement and attached to this Agreement as Exhibit C. Each Loan Schedule shall specify with respect to each Loan the information set forth in Exhibit C hereto.

         "MASTER SERVICER" means Norwest Bank Minnesota, N.A., a national banking association, in its capacity as Master Servicer under this Agreement, its successors in interest or any Person appointed as successor master servicer pursuant to the provisions of the Sale and Servicing Agreement.

         "MATURITY DATE" means, with respect to any Loan, the date on which the last payment of principal is due and payable under the related Debt Instrument.

         "MONTHLY PAYMENT" means with respect to any Loan and any Due Period, the payment of principal and interest due in such Due Period from the Obligor pursuant to the related Debt Instrument (as amended or modified, if applicable, pursuant to Section 6.08). The Monthly Payment related to a Servicer Determination Date or a Distribution Date shall be the Monthly Payment due for the preceding Due Period.

         "MORTGAGE" means, with respect to any Mortgage Loan, the mortgage, deed of trust or other security instrument creating a lien (and in a title theory state the document conveying title to the Mortgaged Property as security for the related Loan) or other security interest on the related Mortgaged Property.

         "MORTGAGE LOAN" means a Mortgage Loan acquired by the Issuer pursuant to the Sale and Servicing Agreement and serviced by the Servicer pursuant to this Agreement.

         "MORTGAGED PROPERTY" means, with respect to any Mortgage Loan, any fee interest in the residential property subject to the lien of the related Mortgage.

         "MORTGAGOR" means, with respect to any Mortgage Loan, the Obligor(s) on the related Debt Instrument.

         "NET DELINQUENCY CALCULATION AMOUNT" means, with respect to any Distribution Date, beginning with the sixth Distribution Date, the excess, if any, of (x) the product of (a) the product of 2.5 times the 61+ Delinquency Percentage (Rolling Six-Month) and (b) the Pool Principal Balance as of the preceding Due Period over (y) the aggregate of the amounts of Excess Spread for the three preceding Distribution Dates.

         "NET LOAN LOSSES" means as of any Distribution Date and with respect to the Home Loans that become Defaulted Loans during the immediately preceding Due Period, the aggregate Principal Balances of such Defaulted Loans as of the last day of such Due Period, after giving effect to any recoveries attributable to principal from whatever source received during such Due Period with respect to such Defaulted Loans, including, without limitation, any Insurance Proceeds.

         "NET LOAN RATE" means, with respect to each Loan, the related Loan Rate less the rate at which the Servicing Fee is calculated.

         "NONRECOVERABLE ADVANCES" means with respect to any Loan, (i) any Interest Advance previously made and not reimbursed pursuant to Section 5.01(c)(i)(b) of the Sale and Servicing Agreement, or (ii) an Interest Advance proposed to be made in respect of a Loan which, in either case, in the good faith business judgment of the Master Servicer, as evidenced by an Officer's Certificate delivered to the Servicer and the Indenture Trustee no later than the Business Day following such determination, would not be recoverable ultimately from the Payments received in subsequent Due Periods in respect of that Loan.

         "NOTICE ADDRESS" means, unless each party is notified otherwise:

                  (a)      As to the Issuer and the Owner Trustee:

                           Mego Mortgage Home Loan Owner Trust 1997-4
                           c/o Wilmington Trust Company
                           Corporate Trust Administration
                           Rodney Square North
                           1100 North Market Street
                           Wilmington, Delaware 19890

                  (b)      As to the Indenture Trustee or Co-Owner Trustee:

                           U.S. Bank National Association, d/b/a First Bank National Association
                           First Trust Center
                           180 East Fifth Street
                           Suite 200
                           St. Paul, Minnesota 55101
                           Attention: Structured Finance: Mego 1997-4

                  (c)      As to the Master Servicer:

                           Norwest Bank Minnesota, N.A.
                           11000 Broken Land Parkway
                           Columbia, Maryland 21044-3562
                           Attention:      Master Servicing Department
                                           Mego Mortgage Home Loan Owner Trust
                                           1997-4

                  (d)      As to the Servicer:

                           Mego Mortgage Corporation
                           1000 Parkwood Circle, Suite 500
                           Atlanta, Georgia  30339
                           Attention:       Jeffrey S. Moore
                                            President

         "OBLIGOR" means, with respect to any Loan, the obligor(s) on the related Debt Instrument.

         "OFFICER'S CERTIFICATE" means a certificate executed by a Servicing Officer certifying that (i) the Servicer has complied with all of the terms and conditions hereof and (ii) the representations, warranties, and covenants contained in Article II hereof are true and correct as of the date of such certificate and (iii) as to such other matters as required by this Agreement.

         "OWNER TRUSTEE" means Wilmington Trust Company, as owner trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

         "PAYMENT" means with respect to any Loan or the related Foreclosed Property and any Distribution Date or related Servicer Determination Date, all amounts received or collected on account of principal and interest by or on behalf of the Servicer during the preceding Due Period (or with respect to the interest component of any Monthly Payment due during such Due Period, received or collected by or on behalf of the Servicer during the period commencing on the first day of the preceding Due Period and ending prior to such Servicer Determination Date) in respect of such Loan or Foreclosed Property from whatever source, including without limitation, amounts received or collected from, or representing:

         (i)   the related Obligor;

         (ii) the application to amounts due on such Loan (or, in the case of any Foreclosed Property, to amounts previously due on the related Foreclosed
Loan) of any related Insurance Proceeds, Liquidation Proceeds, any related condemnation awards or settlements or any payments made by any related guarantor or third-party credit-support provider;

         (iii) the operation or sale of the related Foreclosed Property;

         (iv) the Purchase Price with respect to such Home Loan or Substitution Adjustment Amounts with respect thereto; or

         (v) the Termination Price pursuant to (and as defined in) Section 11.01(b) of the Sale and Servicing Agreement;

provided, however, that any amount the Servicer shall be entitled to retain as additional servicer compensation pursuant to Section 6.05(a) shall be excluded from the calculation of Payment.

         "PERSON" means an individual, corporation, limited liability company, partnership, association, joint-stock company, trust, unincorporated organization or joint venture, or a court or a government or any agency or political subdivision thereof.

         "PRINCIPAL PREPAYMENT" means any payment made by the related Obligor or other receipt of principal in full due on a Loan that is received in advance of the scheduled maturity date of such Loan.

         "PROPERTY" means a Mortgaged Property.

         "SALE AND SERVICING AGREEMENT" means that certain Sale and Servicing Agreement, dated as of August 16, 1997, by and among Mego Mortgage Home Loan Owner Trust 1997-4, as Issuer, Financial Asset Securities Corp., as Depositor, Mego Mortgage Corporation, as Seller and Servicer, Norwest Bank Minnesota, N.A., as Master Servicer, and U.S. Bank National Association, d/b/a First Bank National Association, as Indenture Trustee and Co-Owner Trustee, relating to the Mego Mortgage Home Loan Owner Trust 1997-4 Securities.

         "SERVICER" means the servicer whose name and notice address appear on the signature page of this Agreement, or any successor thereto appointed pursuant to Article VII hereof with the consent of the Master Servicer and the Indenture Trustee.

         "SERVICER DETERMINATION DATE" means, except as provided in the next sentence, with respect to any Distribution Date, the fifth (5th) Business Day preceding each Distribution Date. The first such Servicer Determination Date will be September 18, 1997.

         "SERVICER REPORTING DATE" means the fifth (5th) Business Day preceding each Servicer Determination Date, but in no event earlier than the tenth (10th) calendar day of any month.

         "SERVICING FEE" means, with respect to any Distribution Date (other than the first Distribution Date), one-twelfth of the Servicing Fee rate of 1.00% times the Aggregate Principal Balance as of the opening of business on the first day of the month preceding the month of such Distribution Date. With respect to the first Distribution Date, 15/360 times 1.00% times the Initial Pool Principal Balance). The Servicing Fee shall be payable as provided in
Section 6.05 hereof.

         "SERVICING OFFICER" means an officer of the Servicer responsible for the administration and servicing of the Loans whose name and specimen signature appear on a list of servicing officers furnished to the Master Servicer at Closing, as such list may be amended from time to time.

         "SERVICING RECORD" means the books and records for each Loan established pursuant to Section 6.03.

         "61+ DAY DELINQUENT LOAN" means, as of any Servicer Determination Date or related Distribution Date, a Loan, other than a Defaulted Loan, with respect to which any portion of a Monthly Payment is, as of the end of the related Due Period, 61 days or more past due (without giving effect to any grace period, and including Home Loans in foreclosure and Foreclosed Properties that are not otherwise Defaulted Loans) and unpaid by the Obligor.

         "61+ DELINQUENCY PERCENTAGE (ROLLING SIX MONTH)" means, as of any Servicer Determination Date or related Distribution Date, the average of the percentage equivalents of the fractions determined for each of the six immediately preceding Due Periods the numerator of which is equal to the aggregate principal balance of Loans that are 61+ Day Delinquent Loans as of the end of such Due Period and the denominator of which is the Aggregate Principal Balance of the Loans as of the end of such Due Period.

         "TOTAL EXPECTED LOAN LOSS PERCENTAGE" means, as of any date of determination, the percentage equivalent of the fraction, the numerator of which is equal to the sum of (a) Cumulative Net Losses for such Distribution Date, (b) 25% of the aggregate Principal Balance of Loans which are between 31 and 60 days past due (without giving effect to any grace period) as of the last day of the preceding Due Period, (c) 50% of the aggregate Principal Balance of Loans which are between 61 and 90 days past due (without giving effect to any grace period) as of the last day of the preceding Due Period and (d) the aggregate Principal Balance of the Loans which are more than 90 days past due (without giving effect to any grace period) as of the last day of the preceding Due Period, and the denominator of which is the Original Pool Principal Balance.

         "TRUST" means the Issuer.

         SECTION 1.02.  FORMS.

         All forms specified by the text hereof or by reference to exhibits attached hereto shall be substantially as set forth herein, subject to such changes that do not alter the substantive rights of the parties hereto or as may be required by applicable Laws hereafter enacted.

         SECTION 1.03.  INTERPRETATION.

         Unless the context requires otherwise, words of the masculine gender shall be construed to include correlative words of the feminine and neuter genders and vice versa, and words of the singular number shall be construed to include correlative words of the plural number and vice versa. This Agreement, and all the terms and provisions hereof, shall be liberally construed to effect the purposes set forth herein and to sustain the validity of this Agreement.

         SECTION 1.04.  INTEREST CALCULATIONS.

         All payments of interest on the Loans shall be accounted for on the basis of a 30-day month and 360-day year. No Loan will be accounted for on the basis of simple interest.


                                   ARTICLE II

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

         SECTION 2.01. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE INDENTURE TRUSTEE.

         The Indenture Trustee represents and warrants to, and covenants with, the Master Servicer and the Servicer as of the Closing Date that:

                  (a) The Indenture Trustee is a national banking association duly organized under the laws of the United States, is validly existing and in good standing, and has the corporate power and authority under the laws of the United States to conduct its corporate trust business as now conducted.

                   (b) The Indenture Trustee has full power and authority to enter into and perform all transactions contemplated herein and no consent, approval, authorization, or order of any federal, state, or local court or governmental agency or body governing or having jurisdiction with respect to the Indenture Trustee's trust powers is required for the Indenture Trustee to enter into this Agreement and to perform its obligations hereunder.

                  (c) The execution, delivery, and performance by it of this Agreement (a) do not violate any provision of any law or regulation governing the banking and trust powers of the Indenture Trustee or any order, writ, judgment, or decree of any court, arbitrator, or governmental authority applicable to the Indenture Trustee or any of its assets, (b) do not violate any provision of its corporate charter or by-laws, or (c) to the best of its knowledge do not violate any provision of, or constitute, with or without notice or lapse of time, a default under, or result in the creation or imposition of any lien on any of the property of the Issuer pursuant to the provisions of any mortgage, indenture, contract, agreement or other undertaking other than this Agreement to which it is a party.

                  (d) This Agreement has been duly executed and delivered by the Indenture Trustee and constitutes the legal, valid, and binding agreement of the Indenture Trustee, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

         SECTION 2.02.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE
                        SERVICER.

         The Servicer represents and warrants to, and covenants with, the Issuer, the Indenture Trustee and the Master Servicer as of the Closing Date that:

                  (a) Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each state where the Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by Servicer and perform its obligations hereunder; Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement by Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action; this Agreement evidences the valid, binding and enforceable obligation of Servicer, and all requisite corporate action has been taken by Servicer to make this Agreement valid, binding and enforceable upon Servicer in accordance with its terms, subject to the effect of Debtor Relief Laws, none of which will effect the ownership of the Loans by the Issuer;

                  (b) All actions, approvals, consents, waivers, exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any federal, state or other governmental authority or agency that are necessary in connection with the execution and delivery by Servicer of this Agreement, have been duly taken, given or obtained, as the case may be, are in full force and effect on the date hereof, are not subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained has expired or no review thereof may be obtained or appeal therefrom taken, and are adequate to authorize the consummation of the transactions contemplated by this Agreement on the part of Servicer and the performance by Servicer of its obligations under this Agreement;

                  (c) Neither the execution and delivery of this Agreement, the consummation of the transactions contemplated herein, nor the fulfillment of or compliance with the terms of this Agreement will result in the breach of any terms or provisions of the certificate of incorporation or by-laws of Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement, indenture or loan or credit agreement or other material instrument to which Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which Servicer or its property is subject;

                  (d) Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant of the Servicer contained in this Agreement;

                  (e) There is no action, suit, proceeding or investigation pending or, to the best of Servicer's knowledge, threatened against Servicer which, either in any one instance or in the aggregate, may (i) result in any material adverse change in the business, operations, financial condition, properties or assets of Servicer or in any material impairment of the right or ability of Servicer to carry on its business substantially as now conducted, or in any material liability on the part of Servicer or of any action taken or to be taken in connection with the obligations of Servicer contemplated herein, or which would be likely to impair materially the ability of Servicer to perform under the terms of this Agreement, or (ii) which would draw into question the validity of this Agreement;

                  (f) Servicer is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of Servicer or its properties or might have consequences that would materially and adversely affect the execution and delivery of this Agreement and its performance hereunder;

                  (g) The Servicer is solvent and will not be rendered insolvent as a result of the performance of its obligations pursuant to this Agreement;

                  (h) The Servicer has not waived any default, breach, violation or event of acceleration existing under any Debt Instrument or any related Mortgage;

                  (i) The Servicer shall comply with, and shall service each Loan, in accordance with the terms of this Agreement and all applicable laws, and all reasonable instructions of the Master Servicer not in conflict with any of the foregoing;

                  (j) The Servicer shall at all times act in good faith in a commercially reasonable manner and shall comply with all applicable state and federal laws affecting the servicing of the Loans;

                  (k) From time to time the Servicer shall report, as more fully set forth in this Agreement, information relating to the Loans to the Master Servicer and shall do every act and thing that may be necessary or required to perform its duties under this Agreement;

                  (l) The Servicer agrees that, so long as it shall continue to serve in the capacity contemplated under the terms of this Agreement, it shall remain in good standing under the Laws governing its creation and existence and qualified under the Laws of each state in which the nature of its business requires such qualification, it shall maintain all licenses, permits and approvals required by any law or regulations as may be necessary to perform its obligations under this Agreement and to retain all rights to service the Loans. The Servicer has no present intention to dissolve or otherwise dispose of all or substantially all of its assets, and or to voluntarily consolidate with or merge into any other entity or permit one or more other entities to consolidate with or merge into it. If the Servicer consolidates with or merges into another entity, or permits one or more entities to consolidate or merge into it, or sells or otherwise transfers to another such entity all or substantially all of its assets and thereafter dissolves, and if the surviving, resulting, or transferee entity, as the case may be, is not an Eligible Servicer or is otherwise not reasonably acceptable to the Master Servicer, the Servicer shall be deemed to have requested a voluntary termination pursuant to Section 7.01 hereof;

                  (m) No information, Officer's Certificate, statement furnished in writing, or report required hereunder, delivered by the Servicer to the Master Servicer or its agents shall, to the best knowledge of the Servicer, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information, certificate, statement, or report not misleading and there has been no material adverse change in the financial condition of the Servicer since the date of the Servicer's most recent audited financial statements;

                  (n) The Servicer is a mortgage banker, state or national bank, or a lender that actively provides servicing of loans on residential housing, and the transactions contemplated by this Agreement are in the ordinary course of business of the Servicer;

                  (o) The origination and collections practices used by the Servicer and its respective affiliates with respect to the Loans have been in all respects legal, proper, prudent and customary in the mortgage lending and servicing business;

                  (p) The Servicer is an Eligible Servicer;

                  (q) The Servicer shall at all times maintain stockholders' equity, calculated in accordance with generally accepted accounting principles, of at least $32,000,000;

                  (r) The Servicer has caused and will cause to be performed any and all acts required to be performed by the Servicer to preserve the rights and remedies of the Indenture Trustee in any insurance policies applicable to the Loans including, without limitation, in each case, any necessary notifications of insurers, assignments of policies or interests therein, and establishments of co-insured, joint loss payee and mortgagee rights in favor of the Indenture Trustee; and

                  (s) Neither this Agreement nor any statement, report or other document furnished or to be furnished pursuant to this Agreement by Servicer or in connection with the transactions contemplated hereby and thereby by Servicer contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

                  (t) The Servicer's Home Loan Files will be located in the State of Georgia and will not be removed to another state without an Opinion of Counsel to the effect that such removal will not affect the taxation of the Trust Estate.

         SECTION 2.03. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE MASTER SERVICER.

         The Master Servicer represents and warrants to, and covenants with, the Issuer, the Indenture Trustee and the Servicer as of the Closing Date that:

                  (a) The Master Servicer is a national banking association duly organized and validly existing under the laws of the United States of America, with full power and authority to own its properties and conduct its business as such properties are presently owned and such business is presently conducted;

                  (b) The Master Servicer has the full power and authority to execute, deliver and perform, and to enter into and consummate all transactions contemplated by this Agreement, has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, when duly authorized, executed and delivered by the other parties hereto, will constitute a legal, valid and binding obligation of the Master Servicer, enforceable against it in accordance with its terms;

                  (c) Neither the execution and delivery of this Agreement, the consummation of the transactions required of it herein or therein, nor the fulfillment of or compliance with the terms and conditions of this Agreement will conflict with or result in a breach of any of the terms, conditions or provisions of the Master Servicer's charter or bylaws or any legal restriction or any material agreement or instrument to which the Master Servicer is now a party or by which it is bound, or constitute a material default or result in an acceleration under any of the foregoing, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Master Servicer or its property is subject;

                  (d) The Master Servicer is not in default, and upon the execution and delivery of this Agreement and its performance of and compliance with the terms hereof will not constitute a violation of, any law, any order or decree of any court, or any order, regulation or demand of any federal, state or local governmental or regulatory authority;

                  (e) No action, suit or other proceeding or investigation is pending or, to the Master Servicer's knowledge, threatened before any court of any federal, state or local governmental or regulatory authority (A) asserting the invalidity of this Agreement, (B) seeking to prevent the consummation of any of the transactions contemplated by this Agreement, or (C) seeking any determination or ruling that would materially and adversely affect the ability of the Master Servicer to perform its obligations under this Agreement; and

                  (f) No consent, approval, authorization or order of, registration or filing with or notice to, any court or any federal, state or local government or regulatory authority is required for the execution, delivery and performance by the Master Servicer of this Agreement.

         SECTION 2.04.  NOTICE TO MASTER SERVICER.

         If, at any time, any representation or warranty of the Servicer set forth in this Agreement is not true and correct in any material respect as of the time made, the Servicer shall immediately notify the Master Servicer of such fact and provide a full and accurate explanation thereof.


                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV

                             ASSIGNMENT OF AGREEMENT

         SECTION 4.01.  ASSIGNMENT OF RIGHTS

         (a) The Servicer acknowledges that, from time to time, (i) the Indenture Trustee and the Master Servicer may assign their respective right, title and interest in this Agreement with respect to one or more Loans and (ii) the Indenture Trustee may appoint a successor master servicer hereunder, as provided below. The Indenture Trustee or the Master Servicer, as the case may be, shall provide the Servicer ten (10) days prior notice of any such assignment or appointment; provided, however, that the failure to give such notice shall not affect the validity of such assignment or appointment. The Servicer consents to each such assignment and waives any further notice thereof.

         In the event the Master Servicer is terminated as master servicer under the Sale and Servicing Agreement, a successor master servicer shall be appointed pursuant to the terms of the Sale and Servicing Agreement and the Indenture Trustee or such successor master servicer shall provide the Servicer written notice of such appointment. Upon such appointment, the successor master servicer shall be the successor in all respects to the Master Servicer in its capacity as master servicer under this Agreement and shall be subject to all the responsibilities, restrictions, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions of this Agreement. Upon receipt of the written notice described in this section, and until such successor master servicer is terminated or replaced, the Servicer shall recognize and deal with the successor master servicer under this Agreement as master servicer hereunder for all purposes without any further action on the part of any party hereto.

         SECTION 4.02.  ASSIGNMENT OF SERVICING OBLIGATIONS.

         Except as otherwise provided in Section 2.02(n) and this Section 4.02, the Servicer may not assign any of its rights or privileges hereunder or make or enter into any delegation, subcontract, authorization or appointment with respect to any of its duties, liabilities or obligations hereunder without the prior written consent of the Master Servicer. Exhibit A hereto contains the name of each Designated Servicer, each of which Designated Servicer (other than any Designated Servicer listed on Exhibit A on the Closing Date) is subject to the approval of the Master Servicer. Notwithstanding any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Servicer and a Designated Servicer, or reference to actions taken through a Designated Servicer or otherwise, the Servicer shall remain obligated and primarily liable for the servicing and administration of the Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreement or arrangement or by virtue of indemnification from the Designated Servicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Loans. For purposes of this Agreement, the Servicer shall be deemed to have received payments on Loans when any Designated Servicer has received such payment. The Servicer shall be entitled to enter into any agreement with a Designated Servicer providing for indemnification of the Servicer by the Designated

Servicer, and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.


                                    ARTICLE V

                         FURTHER COOPERATION; CONFLICTS

         SECTION 5.01.  REVIEW OF SERVICING REPORTS.

         In the event the reports pertaining to any Loan are, in the reasonable judgment of the Master Servicer, defective in accordance with the terms of this Agreement, Servicer shall cooperate with the Master Servicer in curing such defects.

         SECTION 5.02.  CONFLICTS.

         Nothing in this Agreement shall preclude the Servicer, in its individual capacity, from entering into other mortgage loans or other financial transactions with any Obligor other than refinancing any Loan.

         SECTION 5.03.  INSPECTIONS; OTHER ASSISTANCE.

                  (a) Servicer shall allow, and shall cause each Designated Servicer to allow, the Master Servicer's and the Indenture Trustee's representatives at any time and from time to time, during normal business hours, reasonable access to Servicer's or Designated Servicer's premises where services in respect of the Loans are being provided to examine Servicer's performance under this Agreement and to cooperate with Servicer's and the Designated Servicer's staff to facilitate the servicing of the Loans. The Servicer shall provide, and shall cause each Designated Servicer to provide, to representatives of the Master Servicer and the Indenture Trustee reasonable access to the documentation regarding the Loans and to those employees of the Servicer who are responsible for the performance of the Servicer's duties hereunder and to the books of account, records, reports, and other papers of the Servicer and to allow such persons to discuss its affairs, finances, and accounts with those employees and independent accountants for the purpose of reviewing or evaluating the financial condition of the Servicer. In each case, such access (i) shall be afforded upon reasonable request and during normal business hours, and
         (ii) shall not interfere with the normal business operations of the Servicer or the Designated Servicer, as applicable. Nothing in this section shall derogate from the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Servicer to provide access as provided in this section as a result of such obligation shall not constitute a breach of this section.

                  (b) If the Master Servicer or the Indenture Trustee receives any written inquiries, legal notices or other legal documents, or other written communications relating to a

         Loan, the recipient shall furnish a copy thereof to the Servicer within five Business Days of receipt of such notice or other communication.


                                   ARTICLE VI

                        SERVICING DUTIES OF THE SERVICER

         SECTION 6.01.  GENERAL SCOPE OF DUTIES.

                  (a) From and after the date hereof, the Servicer shall service and administer the Loans pursuant to the terms hereof without regard to the terms of any other agreement with respect to the servicing of the Loans.

                  (b) The Servicer's duties hereunder are generally to provide loan administration servicing on behalf of the Master Servicer as agent for the Issuer, including but not limited to the collection of payments for the reduction of principal and application of interest, the remittance of collected payments, certain foreclosure services as specified herein, and the employment of collection personnel to perform such services. Subject to the terms and conditions set forth herein, the Servicer shall service and administer the Loans in accordance with all requirements of applicable law, and otherwise in accordance with all other terms of this Agreement and the terms of the respective Loans (including the related Debt Instruments and Mortgages), on behalf of the Master Servicer as agent for the Issuer and consistent with the ordinary practices of prudent mortgage lending institutions, but without regard to: (i) any relationship that the Servicer or any affiliate of the Servicer may have with the related Obligor; (ii) the Servicer's obligation to make Advances pursuant to this Agreement; or
         (iii) the Servicer's right to receive compensation for its services hereunder.

                  (c) Subject only to the above-described servicing standards and the terms of this Agreement and of the respective Loans, the Servicer shall have full power and authority, to do or cause to be done any and all things in connection with such servicing and administration which it may deem necessary or desirable (including exercising any remedy under any Loan, retaining counsel in connection with the performance of any of its obligations hereunder, and instigating litigation to enforce any obligation of any Obligor, without the consent or approval of the Indenture Trustee, unless any such consent or approval is expressly required hereunder or under the Sale and Servicing Agreement or applicable law, and except that the consent of the Indenture Trustee shall be required prior to the taking of any action with respect to any Loan or Property as to which the Servicer is on notice of any potential environmental liabilities with respect to such Property), subject only to applicable laws, this Agreement, and the respective Loans. In performing its obligations hereunder the Servicer shall at all times act in good faith in a commercially reasonable manner. In connection with the servicing of the Loans, the Servicer shall prepare and execute any and all financing statements, continuation statements and other documents or instruments necessary to maintain the lien created by any Loan on the related Property. The Servicer may agree to modifications, waivers, amendments, subordinations, consents to or with respect to any documents related to the Loan only as permitted by Section 6.08. The Servicer shall notify the Master Servicer of any such action and the date thereof, and shall provide the Master Servicer on each Servicer Reporting Date a status report with respect to such actions. The Servicer shall deliver to the Master Servicer for deposit in the related File an original counterpart of the agreement relating to such action and a copy of such agreement for the Master Servicer's records promptly following the execution thereof. The Servicer shall service and administer the Loans in accordance with applicable state and federal law and shall provide to the borrowers under the Loans any reports required to be provided to them thereby. At the direction of the Master Servicer, the Indenture Trustee shall execute any powers of attorney and other documents, prepared or provided by the Servicer, necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and necessary to maintain the lien created by any Mortgage on the related Mortgaged Property or any portion thereof; provided, however, that the Servicer shall indemnify the Indenture Trustee and the Master Servicer for any loss to the Indenture Trustee or the Master Servicer resulting from any negligence with respect to, or misuse of, any such power of attorney by the Servicer.

                  (d) The Servicer agrees to provide the Master Servicer with such information as is necessary to enable the Master Servicer to monitor the number and aggregate principal balance of Loans that are the subject of modifications, waivers or amendments pursuant to Section 6.01(c), and as may be necessary to enable the Master Servicer to comply with its reporting obligations under the Sale and Servicing Agreement.

         SECTION 6.02.  SPECIFIC DUTIES; COLLATERAL PROTECTION.

                  (a) From the Closing Date to the termination of this Agreement, Servicer shall service the Loans as required herein, as servicer on behalf of Master Servicer as agent for the Issuer and, subject to the provisions of this Agreement, shall do all things necessary to perform such services, including without limitation:

                           (i) preparing and maintaining such books and records and preparing and transmitting such reports concerning the Loans as Servicer prepares and maintains for loans held for its own account and as may be reasonably requested by the Master Servicer (provided that such books and records shall be clearly marked to reflect the ownership of each Loan by the Owner Trustee and the Co-Owner Trustee and the pledge thereof to the Indenture Trustee for the benefit of the Securityholders);

                           (ii) receiving, processing and accounting for payments and credits on the Loans;

                           (iii) responding as appropriate in writing or by telephone to borrower inquiries, requests or billing error notices and making appropriate adjustments;

                           (iv) use its best efforts to collect all payments called for under the terms and provisions of the Loans, and shall, to the extent such procedures shall be consistent with this Agreement, follow such collection procedures as it would follow with respect to mortgage loans comparable to the Loans and held for its own account; provided, however, that the Servicer shall not modify or waive any provision of any Loan except as provided in Section 6.08;

                           (v) providing supplies, telecommunications and data transmission and processing equipment and programs as needed to permit the proper administration and operation of all Loans; and

                           (vi) remitting all collected payments to the Collection Account, as applicable, in accordance with Section 6.03(e) of this Agreement.

                  (b) Servicer shall be responsible for safeguarding the Indenture Trustee's interest in each Property and rights under any agreements relating to the Loans, including, without limitation:

                           (i) Upon written notice to the Servicer from the Master Servicer of the necessity for same, the Servicer shall notify in writing each of the Obligors of the sale of the Loans to the Issuer;

                           (ii) Servicer shall promptly notify the Master Servicer whenever it receives notice or otherwise becomes aware of any notice of liens, bankruptcies, condemnations, probate proceedings, tax sales, partitions, local ordinance violations, condemnations or proceedings in eminent domain that would, in Servicer's judgment, impair the Indenture Trustee's security; and Servicer shall on behalf of the Master Servicer as agent for the Indenture Trustee undertake appropriate action to preserve its security for the related Loan; and

                           (iii) Servicer shall advise the Master Servicer with respect to requests for partial releases, easements, substitutions, divisions, subordinations, alterations, or waivers of security instrument terms and shall enter into any of the foregoing only in accordance with Section 6.01(c).

                  (c) Servicer shall not solicit any Obligor to refinance the related Loan.

         SECTION 6.03.00 SERVICING RECORD; COLLECTIONS; REMITTANCES TO COLLECTION ACCOUNT.

                  (a) The Servicer shall establish and maintain books and records (a "Servicing Record") in which the Servicer shall record all payments received or collected by or on behalf of the Servicer in respect of each Loan and each Foreclosed Property relating to such Loan and all amounts owing to the Servicer in compensation for services rendered by the Servicer hereunder and in reimbursement of costs and expenses incurred by the Servicer hereunder in respect of such Loan.

                  (b) Except as otherwise provided herein, amounts received or collected by the Servicer from or on behalf of any Obligor or in respect of any Foreclosed Property shall be recorded to the applicable Servicing Record:

                           (i) in the case of any amount received or collected directly by the Servicer, promptly following deposit of the receipt or collection in the Collection Account (but in any event not later than the Servicer Determination Date next following the date of receipt or collection by the Servicer); and

                           (ii) amounts received or collected by the Servicer in
                  connection with the sale of any Loan or any Foreclosed Property shall be so recorded on and as of the date of receipt. Each Servicing Record shall separately reflect amounts so received or collected by the Servicer in each Due Period. Any prepaid Monthly Payment received on any Loan shall be recorded as a prepaid monthly payment when received. All Payments received from or on behalf of an Obligor shall be allocated first, to the oldest payment overdue at such time and apportioned, as to such oldest payment first to scheduled interest (other than default interest) due on such oldest payment date and second, to any principal due and payable in accordance with the related Debt Instrument, and third, to default interest, late charges and other amounts payable under the related obligations.

                  (c) The Servicer shall record separately to each Servicing Record relating to each Servicer Determination Date, on a Loan-by-Loan basis, each of the following Payments collected or received by the Servicer, the Master Servicer or the Indenture Trustee in respect of each Loan and each Foreclosed Property relating to such Loan:

                           (i) all payments on account of principal (including all Principal Prepayments);

                           (ii)  all payments on account of interest;

                           (iii) all amounts paid by or on behalf of the related
                  Obligor in respect of Foreclosure Advances previously advanced by the Servicer;

                           (iv) all revenues received or collected in respect of any Foreclosed Property including, without limitation, all proceeds of the sale of any Foreclosed Property pursuant to
                  Section 6.11 of this Agreement;

                           (v) all Liquidation Proceeds and any Insurance Proceeds not required to be applied to the restoration of the property securing the Loan or paid to the Obligor;

                           (vi) all proceeds received in connection with the purchase or repurchase of a Loan by Mego Mortgage Corporation pursuant to the Sale and Servicing Agreement and all Substitution Adjustment Amounts;

                           (vii) any condemnation awards or settlements or any payments made by any related guarantor or third party credit-support provider and any and all other amounts received in respect of a Loan and not specified above; and

                           (viii) any and all other amounts received in respect
                  of Loans and not specified above.

                  (d) Notwithstanding anything to the contrary herein, the Servicer shall not be required to record in the Servicing Record, and the Servicer shall not have any right or interest in, any amount due or received with respect to any Loan or any related Foreclosed Property subsequent to the date of repurchase of such Loan or Foreclosed Property from the Issuer.

                  (e) On or before each Servicer Determination Date, the Servicer shall separately record in each Servicing Record, the items required to be included in the Servicer Certificate and additionally the following items with respect to the Loans to the extent not included therein:

                           (i) any unpaid or current Servicing Fees due the Servicer with respect to the preceding Due Period;

                           (ii) the amount of fees incurred during the preceding Due Period to be paid to any Independent contractor hired by the Servicer to operate and manage a Foreclosed Property;

                           (iii) all amounts due as of the end of the preceding Due Period in reimbursement of Interest Advances and for which the Servicer is entitled to be reimbursed in accordance with
                  Section 6.07, and all collections of interest in respect of related Loans;

                           (iv) all amounts due as of the end of the preceding Due Period in reimbursement of Foreclosure Advances and for which the Servicer is entitled to be reimbursed in accordance with Section 6.07 (separately identifying the type and amount of each expense then due);

                           (v) based on information provided to the Servicer by the Master Servicer, all Other Fees required to be distributed pursuant to the Sale and Servicing Agreement, as applicable on the next succeeding Distribution Date;

                           (vi) promptly following each Distribution Date, the aggregate amount of the Master Servicer Fee, the Servicer Fee, the Indenture Trustee Fee and the Owner Trustee Fee Reserve paid to the Master Servicer, the Servicer, the Indenture Trustee and the Servicer, respectively, on such Distribution Date, in each case pursuant to the Sale and Servicing Agreement;

                           (vii) promptly following each Distribution Date, the aggregate amount of Interest Advances and Foreclosure Advances reimbursed to the Master Servicer or the Servicer;

                           (viii) the principal balance of Loans that became
                  Defaulted Loans during the prior Due Period;

                           (ix) the 61+ Day Delinquency Percentage (Rolling Six Month) and the Net Delinquency Calculation Amount;

                           (x) identification by loan number, Obligor name, address of Property, and principal balance of each Loan with respect to which the Master Servicer has requested that the Indenture Trustee obtain the environmental report required by the Sale and Servicing Agreement in connection with deciding to foreclose on or otherwise acquire title to the related Property;

                           (xi) the principal balance of each Loan with respect to which the Master Servicer, in consultation with the Servicer, has determined under Section 6.10(a) in good faith, in accordance with customary mortgage loan servicing practices, that all amounts which it expects to receive with respect to such Loan have been received; and

                           (xii) any other information, requested of the Servicer in writing by the party making such request, with respect to the Loans reasonably required by the Master Servicer or the Indenture Trustee to determine the amount of required distributions under the Sale and Servicing Agreement and determinable by the Servicer without undue burden from the Servicer or the items otherwise required to be maintained in each Servicing Record.

                  (f)  [reserved]

                  (g) The Indenture Trustee shall maintain an account (a "Collection Account") in the name and for the benefit of the Indenture Trustee at a depository institution selected by it, which shall be an Eligible Account and shall provide the location and designation of such account to the Master Servicer in writing. All Payments received by Servicer (except for the additional servicing compensation to be retained by the Servicer pursuant to Section 6.05 hereof) shall be deposited by the Servicer into the Collection Account no later than the second Business Day following the date of receipt thereof by the Servicer. The Servicer shall have no right to make withdrawals from the Collection Account. The Indenture Trustee shall withdraw amounts deposited into the Collection Account no later than two (2) Business Days prior to each Distribution Date.

                  (h) If any amount is deposited in a Collection Account in error, the Servicer may notify the Master Servicer and the Indenture Trustee in writing of the amount of such deposit and in connection therewith shall be required to provide such information to the Master Servicer as may be necessary in the opinion of the Master Servicer to verify the accuracy of such certification. The Master Servicer shall make such verification within one Business Day following receipt of such notice, and if it agrees with the Servicer that such amount was deposited in error in the Collection Account, promptly instruct the Indenture Trustee in writing to withdraw such erroneous amount from the Collection Account and remit it directly to the Servicer. Upon receipt of instructions from the Master Servicer, the Indenture Trustee shall promptly withdraw the erroneous deposit and remit the same to the Servicer; provided, however, that if the Master Servicer has not received evidence reasonably satisfactory to it of the Servicer's entitlement to reimbursement pursuant to this section, or if the Servicer has prior thereto been reimbursed, the Master Servicer shall have no obligation to instruct the Indenture Trustee to make, and the Indenture Trustee shall not be obligated to make, any distribution in respect of such amount.

                  (i) The Servicer covenants and agrees, to the extent required by law, to send to each Obligor with respect to a Loan specified in a written notice from the Indenture Trustee or the Master Servicer, if any, a written notice informing such Obligor of the sale of its Loan to the Issuer.

         SECTION 6.04. ANNUAL STATEMENT AS TO COMPLIANCE; NOTICE OF TERMINATION EVENTS.

                  (a) The Servicer will deliver to Master Servicer, the Indenture Trustee, the Owner Trustee and the Depositor within 150 days following the end of each fiscal year of the Servicer, an Officer's Certificate stating with respect to the Loans serviced hereunder, that:

                           (i) a review of the activities of the Servicer during the preceding fiscal year (or in connection with the first such Officer's Certificate the period from the Closing Date through the end of such fiscal year) and of the Servicer's performance under this Agreement with respect to such Loans has been made under the supervision of the officer who signed such Officer's Certificate;

                           (ii) to the best of such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such year (or such portion of such year), or if there has been a default in the fulfillment of any such obligation, such Officer's Certificate shall specify each such default known to such signer and the nature and status thereof and what action the Servicer proposes to take with respect thereto; and

                           (iii) the Servicer's fidelity bond coverage, errors
                  and omissions insurance coverage and liability insurance coverage continue in full force and effect and continue to comply with the requirements of Sections 8.01, 8.02, and 8.03 of this Agreement.

                  (b) Within 150 days following the end of each fiscal year of the Servicer, the Servicer at its expense, shall cause a firm of Independent Accountants acceptable to the Master Servicer to furnish to the Master Servicer, the Owner Trustee and the Indenture Trustee a report, prepared in accordance with generally accepted accounting principles (the "Accountant's Servicer Report") including: (i) an opinion on the financial position of the Servicer at the end of its most recent fiscal year, and the results of operations and changes in financial position of the Servicer for such year then ended on the basis of an examination conducted in accordance with generally accepted auditing standards, and (ii) a letter or letters to the effect that, based on an examination of certain specified documents and records relating to the servicing of the Servicer's mortgage loan portfolio conducted in compliance with the audit program for mortgages serviced for FNMA, the United States Department of Housing and Urban Development Mortgagee Audit Standards or the Uniform Single Attestation Program for Mortgage Bankers (the "Applicable Accounting Standards") such firm is of the opinion that such servicing has been conducted in compliance with the Applicable Accounting Standards except for such exceptions as such firm shall believe to be immaterial and such other exceptions as shall be set forth in such statement. The Servicer shall be required to pay all expenses incurred by it in connection with such examination, including fees and disbursements of independent accountants and expenses incurred in connection with distribution of reports to the Master Servicer.

                  (c) In addition, the Servicer will provide to the Master Servicer, the Owner Trustee and the Indenture Trustee a report of a firm of Independent Accountants acceptable to the Master Servicer which shall state that (1) a review in accordance with agreed upon procedures was made of such number of Servicer Certificates which the Independent Accountants deem necessary to carry out their review of Servicer performance, but in no case less than two and (2) except as disclosed in the Accountant's Report, no exceptions or errors in the Servicer Certificates so examined were found. The Accountant's Report shall also indicate that the firm is independent of the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants.

                  (d) At the expense of the Servicer, annually within 90 days of each anniversary of the Closing Date, the Servicer (and each Designated Servicer) shall cause a firm of nationally recognized independent public accountants designated by the Master Servicer to review, in accordance with agreed upon procedures, the servicing books and records of the Servicer (and any Designated Servicer) to evaluate the Servicer's performance under this Agreement in order to confirm that the records of the Servicer accurately reflect collections, delinquencies and other relevant data with respect to the Loans reported to the Master Servicer, and that such data is accurately reported to the Master Servicer. Any such review shall be conducted upon reasonable notice during normal business hours. Any exceptions or errors disclosed by such procedures shall be included in a report delivered to the Master Servicer, the Indenture Trustee, the Owner Trustee and the Depositor (the "Servicer Review Report").

                  (e) The Servicer shall deliver to the Master Servicer, the Owner Trustee and the Indenture Trustee promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event which with the giving of notice or lapse of time, or both, would cause the Servicer to be involuntarily terminated under Section 7.02.

         SECTION 6.05.  COMPENSATION.

                  In consideration for services rendered hereunder, the Servicer shall be entitled to the following amounts; provided, however, that the right to receive compensation for servicing the Loans may not be transferred in whole or in part except in connection with the transfer of all of the Servicer's responsibilities and obligations as permitted under this Agreement:

                  (a) the Servicing Fee, which shall be due and payable to the Servicer as distributed from the Note Distribution Account by the Indenture Trustee pursuant to the Sale and Servicing Agreement; and

                  (b) in respect of each Loan, all prepayment penalties and assumption and processing fees paid by any Obligor, and all similar fees customarily associated with the servicing of home improvement loans paid by any Obligor (including, but not limited to, late charges) in each case paid to and retained by the Servicer from related Obligor payments designated specifically for such purpose.

         SECTION 6.06.  ADVANCES; COMPENSATING INTEREST.

                  (a) With respect to each Loan (other than a Defaulted Loan), not later than the close of business on the Servicer Determination Date, the Servicer shall advance from the Servicer's own funds or from funds on deposit in the Collection Account in respect of amounts available for future Distribution Dates, an amount equal to the amount, if any, by which (i) the aggregate portions of Monthly Payments due on all Loans at the related Net Loan Rate during the preceding Due Period allocable to interest exceeds (ii) the aggregate amount to be deposited into the Note Distribution Account with respect to all Loans and such Distribution Date and allocated in accordance with Section 6.03(c) to interest (an "Interest Advance"). Notwithstanding anything in this paragraph to the contrary, the

         Servicer shall not be required to make any Interest Advance (i) if the Master Servicer determines that such Interest Advance, if made, would constitute a Nonrecoverable Advance, or (ii) with respect to shortfalls in interest resulting from application of the Civil Relief Act or from full or partial prepayments of any Loan. Any funds so applied from funds on deposit in the Collection Account in respect of amounts available for distribution on future Distribution Dates shall be reimbursed by the Servicer in the remittance for the following month. The Servicer shall provide the Master Servicer written evidence of the remittance to the Collection Account of each Interest Advance on the Business Day following the day of remittance.

                  (b) The Servicer shall advance (each, a "Foreclosure Advance") from its own funds the following amounts in respect of any Mortgage Loan or Foreclosed Property, as applicable, only if (i) in the Servicer's good faith judgment, the Servicer would make such an advance if it or an affiliate held the affected Mortgage Loan or Foreclosed Property for its own account and (ii) the Master Servicer, after consultation with the Servicer, determines that such amounts will be recoverable from related Payments or foreclosure proceeds and approves such advance in writing:

                           (i) all third party costs and expenses (including legal fees and costs and expenses relating to bankruptcy or insolvency proceedings in respect of any Obligor) associated with the institution of foreclosure proceedings in respect of any such Loan pursuant to Section 6.10;

                           (ii) all insurance premiums due and payable in respect of each Foreclosed Property, prior to the date on which the related insurance policy would otherwise be terminated;

                           (iii) all real estate taxes and assessments in
                  respect to each Foreclosed Property that have resulted in the imposition of a lien thereon, other than amounts that are due but not yet delinquent;

                           (iv) all costs and expenses necessary to preserve and maintain each Foreclosed Property;

                           (v)   all fees and expenses payable to any
                  Independent Contractor hired to operate and manage a Foreclosed Property; and

                           (vi) all fees and expenses of any independent appraiser or other real estate expert retained pursuant to
                  Section 6.11.

         SECTION 6.07.  REIMBURSEMENT OF ADVANCES.

                  (a) The Servicer shall be entitled to be reimbursed for any Interest Advance on a Loan from Payments in respect of that Loan or, if such Loan shall become a Defaulted

         Loan or an Interest Advance shall become a Nonrecoverable Advance and the Servicer shall not have been fully reimbursed for any Interest Advances with respect to such Loan, the Servicer shall be entitled to be reimbursed for the outstanding amount of such Interest Advances from Payments of unrelated Loans to the extent such amounts are distributed to the Master Servicer with respect to Interest Advances by the Issuer pursuant to the Sale and Servicing Agreement. No interest shall accrue on any unreimbursed Interest Advance for any period prior to the reimbursement thereof.

                  (b) The Servicer shall be entitled to be reimbursed for any Foreclosure Advance in respect of any Loan from Payments in respect of that Loan, or if the Payments for such Loan are insufficient to reimburse the full amount of the Foreclosure Advance, from Payments of unrelated Loans to the extent such amounts are distributed to the Master Servicer with respect to Foreclosure Advances by the Issuer pursuant to the Sale and Servicing Agreement. No interest shall accrue on any unreimbursed Foreclosure Advance for any period prior to the reimbursement thereof.

                  (c) The Master Servicer shall offset against amounts otherwise distributable to the Servicer under this section, amounts, if any, which were required to be deposited in any Collection Account with respect to the related Due Period, but which were not so deposited.

         SECTION 6.08.  MODIFICATIONS, WAIVERS, AMENDMENTS AND CONSENTS.

                  (a) The Servicer shall not agree to any modification, waiver, or amendment of any provision of any Loan unless, in the Servicer's good faith judgment, (i) such modification, waiver, or amendment would minimize the loss that might otherwise be experienced with respect to such Loan, and (ii) such Loan has experienced a payment default or a payment default is reasonably foreseeable by the Servicer.

                  (b) Notwithstanding anything herein to the contrary, the Servicer may agree to subordinate the position of the security interest in the Property which secures any Mortgage Loan, provided such subordination (i) would permit the Obligor to refinance a senior lien to take advantage of a lower interest rate or (ii) would permit the Obligor to extend the term of any senior lien.

                  (c) The Servicer shall notify the Master Servicer and the Indenture Trustee of any modification, waiver or amendment of any provision of any Loan and the date thereof, and shall deliver to the Indenture Trustee for deposit in the related Home Loan File, an original counterpart of the agreement relating to such modification, waiver or amendment, promptly following the execution thereof. Such notice shall state that the conditions contained in this Section have been satisfied.


         SECTION 6.09.  DUE-ON-SALE; DUE-ON-ENCUMBRANCE.

                  (a) If any Loan contains a provision, in the nature of a "due-on-sale" clause, which by its terms:

                           (i) provides that such Loan shall (or may at the obligee's option) become due and payable upon the sale or other transfer of an interest in the related Property; or

                           (ii) provides that such Loan may not be assumed without the consent of the related obligee in connection with any such sale or other transfer,

         then, for so long as such Loan is an asset of the Issuer, the Servicer shall consult with the Master Servicer regarding any right the Trust or the Indenture Trustee may have as the obligee of record with respect to such Loan (1) to accelerate the payments thereon, or (2) to withhold its consent to any such sale or other transfer, and shall take such action as Master Servicer shall direct.

                  (b) If any Loan contains a provision, in the nature of a "due-on-encumbrance" clause, which by its terms:

                           (i) provides that such Loan shall (or may at the obligee's option) become due and payable upon the creation of any lien or other encumbrance on the related Property; or

                           (ii) requires the consent of the related obligee to
                  the creation of any such lien or other encumbrance on the related Property,

         then, for so long as such Loan is an asset of the Trust, the Servicer shall consult with the Master Servicer regarding any right the Trust or the Indenture Trustee may have as the obligee of record with respect to such Loan (x) to accelerate the payments thereon, or (y) to withhold its consent to the creation of any such lien or other encumbrance, and shall take such action as the Master Servicer shall direct.

         SECTION 6.10.  FORECLOSURE.

                  (a) If any Monthly Payment due under any Loan is not paid when the same becomes due and payable, or if the Obligor fails to perform any other covenant or obligation under the Loan and such failure continues beyond any applicable grace period, the Servicer shall, following consultation with the Master Servicer, take appropriate action with respect to such Loan that the Servicer deems is in the best interest of the Issuer.

                  In the event that the Servicer, in consultation with the Master Servicer, determines not to proceed against the Property or Obligor, as applicable, on or before the Determination Date following such determination the Servicer shall determine in good faith in accordance with customary servicing practices that all amounts which it expects to receive with respect to such

         Loan have been received. If the Servicer makes such a determination, it shall be reflected in the Servicing Record in accordance with Section 6.03.

                  (b) With respect to any Loan, unless otherwise prohibited by applicable law, the Servicer upon consultation with the Master Servicer, on behalf of the Trust and the Indenture Trustee, may, at any time, institute foreclosure proceedings, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to the related Property, by operation of law or otherwise.

                  In accordance with the criteria for proceeding against the Property set forth in Section 6.10(a), the Servicer shall be permitted to institute foreclosure proceedings, repossess, exercise any power of sale to the extent permitted by law, obtain a deed in lieu of foreclosure, or otherwise acquire possession of or title to any Property, by operation of law or otherwise only in the event that in the Servicer's reasonable judgement such action is likely to result in a positive economic benefit to the Issuer by creating net liquidation proceeds (after reimbursement of all amounts owed with respect to such Loan to the Master Servicer or the Servicer) and provided that, with respect to any Property, prior to taking title thereto, the Servicer has requested that the Indenture Trustee obtain, and the Indenture Trustee shall have obtained, an environmental review to be performed on such Property by a company with recognized expertise, the scope of which is limited to the review of public records and documents for information regarding whether such Property has on it, under it or is near, hazardous or toxic material or waste. If such review reveals that such Property has on it, under it or is near hazardous or toxic material or waste or reveals any other environmental problem, the Indenture Trustee shall provide a copy of the related report to the Servicer and Master Servicer, and title shall be taken to such Property only after obtaining the written consent of the Indenture Trustee.

                  In connection with any foreclosure proceeding on a Mortgage Loan, the Servicer shall follow such practices and procedures in a manner which is consistent with the Servicer's procedure for foreclosure with respect to similar loans held in the Servicer's portfolio for its own account or, if there are no such loans, loans serviced by the Servicer for others, giving due consideration to accepted servicing practices of prudent lending institutions. To the extent required by Section 6.06, the Servicer shall advance all necessary and proper Foreclosure Advances until final disposition of the Foreclosed Property and shall manage such Foreclosed Property pursuant to Section 6.12. If, in following such foreclosure procedures, title to the Foreclosed Property is acquired, the deed or certificate of sale shall be issued to the Co-Owner Trustee and the Indenture Trustee.

         SECTION 6.11.  SALE OF FORECLOSED PROPERTIES.

                  (a) The Servicer may sell Property only on the terms and subject to the conditions set forth in this Section 6.11 and in Section 6.10.

                  (b) Upon approval of the Master Servicer, the Servicer may offer to sell to any Person any Foreclosed Property, if and when the Servicer determines consistent with the servicing standards contained herein and the criteria set forth in Section 6.10 that such a sale would be in the best interests of the Issuer, but shall, in any event, so offer to sell any Foreclosed Property in accordance with the criteria set forth in Section 6.10. The Servicer shall give the Master Servicer and the Indenture Trustee not less than five days' prior notice of its intention to sell any Foreclosed Property, and shall accept the highest bid received from any Person for any Foreclosed Property in an amount at least equal to the sum of:

                           (i) the principal balance of the related foreclosed Loan, unreimbursed Foreclosure Advances plus the outstanding amount of any liens superior in priority to the lien of the foreclosed Loan; and

                           (ii) all unpaid interest accrued thereon at the
                  related Net Loan Rate through the date of sale.

         In the absence of any such bids, the Servicer shall accept the highest bid from any Person that the Servicer determines to be a fair price for such Foreclosed Property, if the highest bidder is a Person that is Independent, or by an Independent appraiser retained by the Servicer and approved by the Master Servicer, if the highest bidder is a Person that is not Independent. In the absence of any bid determined to be fair as aforesaid, the Servicer shall offer the affected Foreclosed Property to any Person that is Independent in a commercially reasonable manner for a period of not less than 10 or more than 30 days, and shall accept the highest cash bid received therefor in excess of the highest bid previously submitted. If no such bid is received, any Person that is not Independent and that had submitted a bid previously may resubmit its original bid, and the Servicer may accept, upon approval of the Master Servicer, the highest outstanding cash bid, regardless of from whom received and shall follow any instructions of the Master Servicer in effecting the sale of any Property.

                  (c) In determining whether any bid constitutes a fair price for any Foreclosed Property, the Servicer shall take into account, and any independent appraiser or other expert in real estate matters shall be instructed to take into account, as applicable, among other factors, the financial standing of any tenant of the Property or Foreclosed Property, the physical condition of the Property or Foreclosed Property and the state of the local and national economies.

                  (d) Subject to the provisions of Section 6.10, the Servicer shall act on behalf of the Master Servicer for the benefit of the Issuer in negotiating and taking any other action necessary or appropriate in connection with the sale of any Foreclosed Property, including the collection of all amounts payable in connection therewith. Any sale of a Foreclosed Property shall be without recourse to the Issuer, the Indenture Trustee, or the Master Servicer, and shall be consummated in accordance with the terms of this Agreement. If consummated in accordance with this Agreement, the Servicer shall not have any liability to the Indenture Trustee or the Master Servicer with respect to the purchase price for any Foreclosed Property accepted and approved by the Master Servicer.

         SECTION 6.12.  MANAGEMENT OF REAL ESTATE OWNED.

                  (a) If the Issuer acquires any Foreclosed Property pursuant to
         Section 6.10, the Servicer shall have full power and authority, subject only to the specific requirements and prohibitions of this Agreement, to do any and all things in connection therewith as are consistent with the manner in which the Servicer manages and operates similar property owned by the Servicer or any of its affiliates on such terms and for such period as the Master Servicer may direct after consultation with the Servicer.

                  (b) The Servicer may contract with any Independent contractor for the operation and management of any Foreclosed Property, provided that:

                           (i) the terms and conditions of any such contract may not be inconsistent herewith;

                           (ii) any such contract shall require, or shall be administered so as to require, that the Independent Contractor remit rents and other revenue generated from the property to the Servicer as soon as practicable, but in no event later than two Business Days following the receipt thereof by such Independent Contractor;

                           (iii) none of the provisions of this Section 6.12(c)
                  relating to any such contract or to actions taken through any such Independent Contractor shall be deemed to relieve the Servicer of any of its duties and obligations to the Master Servicer or the Issuer with respect to the operation and management of any such Foreclosed Property; and

                           (iv) the Servicer shall be obligated with respect thereto to the same extent as if it alone were performing all duties and obligations in connection with the operation and management of such Foreclosed Property.

         The Servicer shall be entitled to enter into any agreement with any Independent Contractor performing services for it related to its duties and obligations hereunder which contract may provide for indemnification of the Servicer by such Independent Contractor, and nothing in this Agreement shall be deemed to limit or modify such indemnification. The Servicer shall be solely liable for all fees owed by it to any such Independent Contractor, but shall be entitled to be reimbursed for all such fees advanced by it pursuant to Section 6.06(b)(v), in the manner provided in Section 6.07(b).

         SECTION 6.13.  INSPECTIONS.

         The Servicer shall inspect or cause to be inspected each Property and Foreclosed Property at such times and in such manner as are consistent with the servicing standards set forth in Section 6.01.

         SECTION 6.14.  MAINTENANCE OF INSURANCE.

                  (a) The Servicer shall maintain or cause to be maintained for each Foreclosed Property such types and amounts of insurance as the Master Servicer shall deem reasonable. The Servicer shall maintain for each Loan, fire and hazard insurance naming Mego Mortgage Corporation as loss payee thereunder providing for extended coverage in an amount that is at least equal to the least of (i) the maximum insurable value of the improvements securing the Loan from time to time, (ii) the combined principal balance owing on such Loan and any mortgage loan senior to such Loan and (iii) the minimum amount required to compensate for damage or loss on a replacement cost basis. In cases in which any Property securing a Loan is located in a federally designated flood area, the hazard insurance to be maintained for the related Loan shall include flood insurance to the extent such flood insurance is available and the Servicer has determined such insurance to be necessary in accordance with accepted mortgage loan servicing standards for mortgage loans similar to the Mortgage Loans. All such flood insurance shall be in amounts equal to the least of (A) the maximum insurable value of the improvement securing such Loan, (B) the combined principal balance owing on such Loan and any mortgage loan senior to such Loan and
         (C) the maximum amount of insurance available under the National Flood Insurance Act of 1968, as amended.

                  (b) Any amounts collected by the Servicer under any insurance policies shall be paid over or applied by the Servicer as follows:

                           (i) in the case of amounts received in respect of any
                  Loan:

                                    (A) for the restoration or repair of the
                           affected Property, in which event such amounts shall be released to the Obligor in accordance with the terms of the related Loan, or, to the extent not so used,

                                    (B) in reduction of the principal balance of
                           the related Loan, in which event such amounts shall be credited to the related Servicing Record,

                  unless the related Loan documents require a different application, in which case such amounts shall be applied in the manner provided therein; and

                           (ii) subject to Section 6.12, in the case of amounts received in respect of any Foreclosed Property, for the restoration or repair of such Foreclosed Property, unless the Servicer determines, consistent with the servicing standards set forth in Section 6.01, that such restoration or repair is not in the best economic interest of the Issuer, in which event such amounts shall be credited, as of the date of receipt, to the applicable Servicing Record as an Obligor payment received from the operation of such Foreclosed Property.

         SECTION 6.15.00  RELEASE OF FILES.

                  (a)  If, with respect to any Loan:

                           (i) the outstanding principal balance of such Loan plus all interest accrued thereon and other amounts due thereunder shall have been paid;

                           (ii) the Servicer shall have received, in escrow, payment in full of such Loan in a manner customary for such purposes;

                           (iii) such Loan has been repurchased or a Qualified
                  Substitute Loan has been conveyed to the Trust pursuant to the Sale and Servicing Agreement;

                           (iv) the related Foreclosed Property has been sold pursuant to Section 6.11; or

                           (v) such Loan or the related Foreclosed Property has been sold in connection with the termination of the Issuer;

         then, in each case, the Servicer shall have delivered to the Indenture Trustee and the Master Servicer an Officer's Certificate, signed by a Servicing Officer, to the effect that the Servicer has complied with all of its obligations hereunder with respect to such Loan and requesting that the Indenture Trustee release to the Servicer the related File, then the Indenture Trustee shall, within three (3) Business Days or such shorter period as may be required by applicable law, release, or cause to be released, the related File (unless such file previously has been released) to the Servicer and execute and deliver such instruments of transfer or assignment, in each case without recourse, as shall be necessary to vest ownership of such Loan in the Servicer or such other Person as may be specified in such certification, the forms of any such instrument to be appended to such certificate.

                  (b) From time to time and as appropriate for the servicing or foreclosure of any Loan, the Servicer may request the release of a File by providing to the Indenture Trustee and the Master Servicer a written request of the Servicer, signed by a Servicing Officer and stating the reason for release of the related File (or any requested portion thereof) and the date by which the Servicer expects to return the related File (or any requested portion thereof). Such receipt shall obligate the Servicer, to return the File (or such portion thereof) to the Indenture Trustee when the need therefor by the Servicer, no longer exists unless any of the conditions specified in subsection (a) above, is satisfied prior thereto. The Indenture Trustee shall release such receipt to the Servicer (i) upon the Servicer's return of the File (or such portion thereof) to the Indenture Trustee or (ii) if any of the conditions specified in subsection (a) has been satisfied, and the Servicer has not yet returned the File (or such portion thereof) to the Indenture Trustee, upon receipt of a certificate certifying that any of such condition has been satisfied. The Indenture Trustee shall provide a copy of such receipt to the Master Servicer.

                  (c) All documents and instruments held in the custody of the Servicer (as agent for the Indenture Trustee) shall be held by the Servicer for the benefit of, and as agent for, the Certificateholders and the Indenture Trustee as the owner thereof. It is intended that by the Servicer's agreement pursuant to this Section 6.15(c) the Indenture Trustee shall be deemed to have possession of the documents and instruments in the custody of the Servicer for purposes of Section 9-305 of the Uniform Commercial Code of the State in which such documents or instruments are located. The Servicer shall promptly report to the Master Servicer and the Indenture Trustee, any failure by it to hold the documents and instruments as herein provided and shall promptly take appropriate action to remedy any such failure. In acting as custodian of such documents and instruments, the Servicer agrees not to assert any legal or beneficial ownership interest in the Loans or such documents or instruments. The Servicer agrees to indemnify the Master Servicer, the Certificateholders and the Indenture Trustee for any and all liabilities, obligations, losses, damages, payments, costs, or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Master Servicer, the Certificateholders or the Indenture Trustee as the result of any act or omission by the Servicer relating to the maintenance and custody of such documents or instruments; provided, however, that the Servicer will not be liable
         (i) for any portion of any such amount resulting from the negligence or misconduct of the Master Servicer, any Certificateholder or the Indenture Trustee and (ii) for any portion of any such amount resulting from the Servicer's compliance with any instructions or directions consistent with this Agreement issued to the Servicer by the Master Servicer, the Certificateholders or the Indenture Trustee. The Master Servicer and the Indenture Trustee shall have no duty to monitor or otherwise oversee the Servicer's performance as custodian hereunder.

         SECTION 6.16.  [RESERVED].

         SECTION 6.17.  SEGREGATION OF LOANS; REPORTS.

         The Servicer shall segregate any documents related to the Loans in its possession from all other assets. Not later than 3:00 p.m. (Eastern time) on the Servicer Reporting Date following each Due Period, the Servicer shall submit to the Master Servicer a Servicer Certificate, substantially in the forms attached hereto as Exhibit B, which shall include, without limitation, (i) an accounting report summarizing the activity in the Servicing Record with respect to payments collected, (ii) default management reports summarizing the status of delinquent Loans, Loans in bankruptcy and Loans in foreclosure including, without limitation, the Servicer's then current 61+ Delinquency Percentage (Rolling Six Month) and the current Net Delinquency Calculation Amount, (iii) certification that all amounts required to be deposited to the Collection Account for the related Due Period were so deposited and that the amount of any such withdrawals from the Collection Account for such Due Period conform to the amounts of such required withdrawals as reported by the Servicer to the Master

Servicer, or identifying the amount of any discrepancies, and (iv) a statement to the effect that the Loans are owned by the Issuer, and shall provide from time to time as requested by the Master Servicer, such additional information as the Master Servicer may reasonably require.

         SECTION 6.18.00  LATE REPORT CHARGE.

         The Servicer hereby acknowledges that the Servicer Certificate required to be provided to the Master Servicer under Section 6.17 hereof must be delivered in a timely manner to enable the Master Servicer to meet its reporting obligations to the Indenture Trustee. The following charges will apply to all late Servicer Certificates and to all Servicer Certificates which are incomplete and adversely affect the ability of the Master Servicer to meet its reporting obligations:

         First occurrence:          No charge.
         Second occurrence:         $100 for each day (not to exceed $500) report is late or remains incomplete as described above.
         Third occurrence:          $250 for each day  (not to exceed $1,250) report is late or remains incomplete as described above.
         Fourth occurrence:         $500 for each day (not to exceed $2,500) report is late or remains incomplete as described above.
         Fifth or more:             $500 for each day (not to exceed $2,500) report is late or remains incomplete as  described  above.  Servicer  may be subject to termination under
                                            Section 7.02 hereof.

The Master Servicer will notify the Servicer of the first occurrence and will provide reasonable assistance to the Servicer to remedy the situation. Following the first occurrence, the Master Servicer will notify the Servicer in writing of each subsequent occurrence. Payment of all charges as identified in the Master Servicer's notice to the Servicer is required to be made within ten days of billing by the Master Servicer. The Master Servicer, in its sole discretion, may waive any of the charges provided for in this Section 6.18.


                                   ARTICLE VII

                           TERMINATION AND LIABILITIES

         SECTION 7.01.  VOLUNTARY TERMINATION.

         The Servicer shall not have the right to resign from the obligations and duties hereby imposed on it, unless it shall be prohibited by applicable law from performing such obligation and duties, in which case, the Servicer shall cooperate in the orderly transfer of servicing to the successor subservicer designated by the Master Servicer, and the Servicer shall continue to perform such duties as are not prohibited until such transfer is completed. Except as permitted by Section 2.02(n), or Article IV, Servicer shall have no right or privilege to assign, subcontract, or transfer its rights and duties under this Agreement. The Servicer may request a voluntary termination of this Agreement. Upon such request, the Servicer will use its best efforts to secure three bids from qualified subservicers and present the bids to the Master Servicer. The Master Servicer shall consent to such voluntary termination if (a) one or more of such bids are reasonably acceptable to the Master Servicer or (b) the Master Servicer has consented to the substitution of a different substitute subservicer whose name has not been submitted by the Servicer, provided that, in either case, the successor servicer (a) is an Eligible Servicer, and (b) executes an agreement pursuant to which the successor subservicer accepts and assumes all of the Servicer's duties, liabilities and obligations hereunder from and after the date of such successor subservicer's acceptance and makes representations and warranties similar to those set forth in Section 2.02 hereof. A bid from a successor subservicer who does not meet the foregoing requirements shall not be deemed acceptable to the Master Servicer. Upon termination of the Servicer pursuant to this Section 7.01 and the completion of all of the Servicer's obligations under this Agreement, the Servicer shall be entitled to all amounts paid by the successor subservicer with respect to the transfer of the Servicer's duties, liabilities and obligations hereunder less any costs and expenses of the Issuer, the Indenture Trustee or the Master Servicer incurred in connection with such transfer. No resignation of the Servicer shall become effective until the Master Servicer or the Indenture Trustee or a successor servicer, as accepted above, shall have assumed the Servicer's servicing responsibilities. The Servicer shall comply with Section 7.03 hereof in the event of the consent of the Master Servicer to such voluntary termination.

         SECTION 7.02.  INVOLUNTARY TERMINATION OF SERVICER.

         The Master Servicer or the Indenture Trustee at the direction of the Majority Securityholders may, by written notice, terminate all of the Servicer's rights pursuant to this Agreement with respect to all Loans upon the happening of any one or more of the following events:

                  (a) Failure of the Servicer to deposit to the Collection Account all moneys relating to the Loans received by the Servicer no later than the second Business Day following receipt thereof by the Servicer, which failure continues unremedied for two Business Days;

                  (b) Upon two Business Days after the related Servicer Determination Date, failure of the Servicer to make any Advance as required by this Agreement, failure of the Servicer to purchase any Loan as required pursuant to Article III or Section 6.10(b), or failure of Servicer to make any other advance of funds at the time and in the manner required by this Agreement;

                  (c) Any representation, warranty, or statement of the Servicer made in this Agreement or any certificate, report, or other writing delivered pursuant hereto shall be determined to have been false in any material respect as of the time made;

                  (d) Failure of the Servicer duly to observe or perform in any material respect any of its other covenants or agreements contained in this Agreement that continues unremedied for a period of thirty (30) days after the earlier of (1) the date on which the Servicer gives notice of such failure to the Master Servicer and (2) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Master Servicer; provided that, if the Master Servicer determines in the reasonable exercise of its discretion, that such failure cannot be corrected under any reasonable circumstances despite the Servicer's best efforts within such period, the Master Servicer, may immediately terminate the Servicer pursuant to this section;

                  (e) Issuance or entry of a decree or order of a court, agency or supervisory authority having jurisdiction in the premises appointing a conservator, receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting the Servicer or substantially all of its properties, or for the winding-up or liquidation of its affairs, if such decree or order shall have remained in force undischarged or unstayed for a period of sixty (60) days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within sixty
         (60) days;

                  (f) Consent by the Servicer to the appointment of a conservator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceeding affecting the Servicer or substantially all of its properties;

                  (g) Admission in writing by the Servicer of its inability to pay its debts generally as they mature, or the filing of a petition to take advantage of any applicable bankruptcy or insolvency statute or Debtor Relief Laws, the making of an assignment for the benefit of creditors, or the voluntary suspension of payment of its obligations;

                  (h) Termination of the Sale and Servicing Agreement;

                  (i) Failure of the Servicer for a period of more than thirty days to pay to the Master Servicer any late charges assessed pursuant to Section 6.18 hereof after written notice thereof to Servicer;

                  (j) Failure by the Servicer to deliver to the Master Servicer the Servicer Certificate by the Servicer Reporting Date, or failure on the part of the Servicer to observe its covenants and agreements set forth in Section 2.02(i);

                  (k) The entry of a decree or order for relief by a court or regulatory authority having jurisdiction in respect of the Servicer in an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future, federal or state, bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of their respective properties or ordering the winding up or liquidation of the affairs of the Servicer and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereinafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

                  (l) The commencement by the Servicer of a voluntary case under the federal bankruptcy laws, as now or hereinafter in effect, or any other present or future, federal or state bankruptcy, insolvency or similar law, or the consent by the Servicer to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Servicer or of any substantial part of its property or the making by the Servicer of an assignment for the benefit of creditors or the failure by the Servicer generally to pay its debts as such debts become due or the taking of corporate action by the Servicer in furtherance of any of the foregoing or the admission in writing by the Servicer of an inability to pay its debts as they become due;

                  (m) The Master Servicer determines that the performance by the Servicer of its servicing duties hereunder with respect to the Loans is not, in the reasonable opinion of the Master Servicer, after consultation with the Servicer, in conformity with acceptable standards after considering the following factors: (A) the terms and conditions of this Agreement, (B) conformity with the servicing standards, (C) the Servicer's practices as of the Closing Date, provided that such practices are either (i) consistent with industry standards for the servicing of loans similar to the Loans or (ii) the Servicer's historical practices and procedures; or

                  (n) The Total Expected Loan Loss Percentage exceeds 21.1250% prior to the fifth anniversary of the Cut-Off Date or 31.6875% thereafter.

then, and in each and every such case, the Master Servicer or the Indenture Trustee at the direction of the Majority Securityholders may, by notice in writing to the Servicer, terminate all of the rights and obligations of the Servicer as Servicer under this Agreement and in and to the Loans and the proceeds thereof. On and after the receipt by the Servicer of such written notice, and the appointment of and acceptance of a successor subservicer, all authority, power, obligations and responsibilities of the Servicer with respect to the Loans shall pass to and be vested in and become the responsibilities and obligations of such successor subservicer. The Servicer agrees to cooperate with the successor subservicer in effecting the termination of the responsibilities and rights of the Servicer hereunder. The

Servicer shall give written notice of the occurrence of any event in this
Section 7.02 to the Master Servicer within two (2) days of the happening of such event.

         The Master Servicer, with the consent of the Indenture Trustee, who may request consent of the Majority Securityholders, may waive any default by the Servicer under this Section 7.02. Upon any such waiver of a past default, such default shall cease to exist, and any default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

         SECTION 7.03.  SERVIER'S DUTIES UPON TERMINATION; PAYMENT TO SERVICER.

                  (a) From and after the receipt by the Servicer of such written notice of its termination from the Master Servicer or the Indenture Trustee pursuant to Section 7.02, or upon a termination pursuant to
         Section 7.01 hereof:

                           (i) The Master Servicer may terminate all of the rights and obligations of the Servicer under this Agreement;

                           (ii) The Servicer shall cooperate with the Master Servicer and the Indenture Trustee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the successor servicer for administration by it of all cash amounts that shall at the time be held by the prior Servicer for deposit, or have been deposited by the prior Servicer, in the Collection Accounts or thereafter received with respect to the Loans and the delivery to the successor servicer of all Files and a computer tape in readable form containing the Servicing Record and any other information necessary to enable the successor servicer to service the Loans and the other Issuer Property;

                           (iii) All authority and power of the Servicer under
                  this Agreement shall pass to and be vested in the Master Servicer or its designee, and without limiting the generality of the foregoing, the Master Servicer or such designee shall be authorized and empowered to execute and deliver, on behalf and at the expense of the Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts and things necessary or appropriate to effect the transfer and endorsement or assignment of the Loans and the Loan Files and related documents, or otherwise; and

                           (iv) The Servicer shall promptly (and in any event no later than ten Business Days subsequent to such notice) provide the Master Servicer, or its designee with all documents and records requested by it to enable it to assume the Servicer's functions hereunder, and cooperate with the Master Servicer or its designee in effecting the termination of the Servicer's responsibilities and rights hereunder, including, without limitation, the transfer within one Business Day to the Master Servicer or its designee for administration by it of all cash amounts which shall at the time be or should have been remitted pursuant to this Agreement or thereafter be received with respect to the Loans or any related property (provided, however, that the Servicer shall continue to be entitled to receive all amounts accrued or owing to it under this Agreement on or prior to the date of such termination).

                  (b) The Servicer agrees to indemnify and hold the Issuer, the Indenture Trustee and the Master Servicer harmless from any and all loss, damage and expenses (including reasonable attorney's fees) that any of them may incur in connection with the Servicer's failure to perform in compliance with this Agreement.

                  (c) Notwithstanding anything to the contrary herein, the Servicer shall remain liable for all liabilities and obligations incurred by it as Servicer hereunder prior to the time that termination under Section 7.01 or Section 7.02 becomes effective, including the obligation to indemnify the Master Servicer pursuant to Section 11.12 hereof in connection with the servicing of the Loans under this Agreement prior to such termination. In addition, the Master Servicer may set off and deduct any amounts owed by the terminated Servicer from any amounts payable to the terminated Servicer. The terminated Servicer shall grant the Master Servicer reasonable access to the terminated Servicer's premises at the terminated Servicer's expense.

                  (d) The Servicer agrees to cooperate with any successor subservicer in effecting the transfer of the Servicer's subservicing responsibilities and rights hereunder, including, without limitation, the transfer to such successor subservicer of all relevant records and documents and a computer tape in readable form (including any Files in the possession of the Servicer and the Servicing Record) and all amounts credited to the Servicing Record or thereafter received with respect to the Loans and not otherwise permitted to be retained by the Servicer pursuant to this Agreement. In addition, the Servicer, at its sole cost and expense, shall prepare, execute, and deliver to the successor subservicer all Files and shall do or accomplish all other acts necessary or appropriate to effect such termination and transfer of subservicing responsibilities.

                  (e) If requested by the Master Servicer, the successor servicer shall direct the Obligors to make all payments under the Loans directly to the successor servicer, or to a lockbox established by the Servicer at the direction of the Master Servicer at the prior Servicer's expense.

         SECTION 7.04.  AGREEMENT TO PAY ATTORNEYS' FEES.

         If it is determined in a judicial proceeding that any party to this Agreement has failed to perform under any provision of this Agreement, and if one or more of the other parties shall employ attorneys or incur other expenses to enforce the performance, or observance of the terms of this Agreement by the nonperforming party, or to perform such obligations itself or themselves, then such parties, to the extent permitted by Law, shall be reimbursed by the nonperforming party, on demand, for reasonable attorneys' fees and other out-of-pocket expenses.


                                  ARTICLE VIII

                               INSURANCE COVERAGE

         SECTION 8.01.  FIDELITY BOND COVERAGE.

         At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement fidelity bond coverage with a responsible surety company with respect to all of Servicer's employees as may be necessary to protect the Issuer, the Indenture Trustee and the Master Servicer against losses, including, without limitation, those arising from theft, embezzlement, fraud, or misplacement of funds, money, or documents. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be satisfactory to the Master Servicer, but in any event the amount of such coverage shall conform to FNMA levels. The Servicer shall provide to the Master Servicer upon request written evidence of such insurance coverage. Servicer agrees to notify the Master Servicer and the Indenture Trustee in writing within five (5) days of the cancellation or termination of any such coverage. Servicer further agrees to notify the Master Servicer and the Indenture Trustee in writing within five (5) days of filing a claim under such coverage and to assign to the Master Servicer for the benefit of the Indenture Trustee and the Issuer the proceeds of such coverage allocable to losses suffered with respect to the property of the Issuer.

         SECTION 8.02.  ERRORS AND OMISSIONS INSURANCE.

         At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement errors and omissions insurance coverage covering Servicer and its employees issued by a responsible insurance company. The issuer, policy terms and forms and amounts of coverage, including applicable deductibles, shall be satisfactory to the Master Servicer, but in any event the amount of such coverage shall conform to FNMA levels. Servicer agrees to notify the Master Servicer and the Indenture Trustee in writing within five (5) days of the cancellation or termination of any such errors and omissions insurance coverage. The Servicer shall provide to the Master Servicer and the Indenture Trustee upon request written evidence of such insurance coverage.

         SECTION 8.03.  LIABILITY INSURANCE.

         At its sole cost and expense, Servicer shall obtain and maintain at all times during the term of this Agreement such comprehensive general liability, automobile liability, workers' compensation and other insurance as may be necessary to protect the interests of Servicer, the Issuer, the Indenture Trustee and the Master Servicer in connection with the performance of this Agreement, and which, with respect to property acquired by the Servicer upon foreclosure of a Loan, shall provide for comprehensive general liability coverage in such amount and on such terms as may be required by the Master Servicer. The Servicer shall provide to the Master Servicer and the Indenture Trustee upon request written evidence of such insurance coverage. Servicer agrees to notify the Master Servicer and the Indenture Trustee in writing within five (5) days of the cancellation or termination of any such coverage.

                                   ARTICLE IX

                                NOTICE OF CLAIMS

         SECTION 9.01.  NOTICE OF CLAIMS.

         Servicer shall promptly notify the Master Servicer and the Indenture Trustee in writing of any and all litigation and claims made or threatened against the Issuer, the Indenture Trustee, the Master Servicer or Servicer in connection with this Agreement of which the Servicer becomes aware other than those relating solely to the foreclosure of prior liens on Property. Likewise, each of the Master Servicer and the Indenture Trustee agrees to notify the Servicer promptly in writing of any and all litigation and claims made or threatened against the Issuer, the Indenture Trustee, the Master Servicer or Servicer in connection with this Agreement of which such party becomes aware other than those relating solely to the foreclosure of prior liens on Property.

         SECTION 9.02.  USE OF COUNSEL.

         To the extent that legal counsel may be required in connection with a claim made against Master Servicer or the Indenture Trustee related to Servicer's performance of its duties under this Agreement, Servicer shall, at Master Servicer's direction, use counsel selected, retained and paid directly by Master Servicer or the Indenture Trustee ("Master Servicer Counsel") in connection with all matters requiring legal counsel, and Servicer shall cooperate with Master Servicer, the Indenture Trustee and Master Servicer Counsel in connection with such matters and shall do everything reasonably requested of it in connection with such matters. Servicer's failure to use such Master Servicer Counsel or approved counsel or to cooperate as required in this
Section 9.02 shall constitute a material breach of this Agreement. The requirements of this Section 9.02 shall not apply to Servicer's retention, use and payment of its own counsel to advise it with respect to its rights under this Agreement or claims made against Servicer that are not also against any of the Master Servicer or the Indenture Trustee.


                                    ARTICLE X

                                   [RESERVED]

                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

         SECTION 11.01.00  AMENDMENTS, CHANGES AND MODIFICATIONS.

         This Agreement may be amended, changed, modified, or altered only with written consent of the Issuer, the Indenture Trustee, the Master Servicer and the Servicer by an instrument in writing that specifically refers to this Agreement and that is executed by all parties adversely affected by such amendment, change, modification or alteration.

         SECTION 11.02.00  GOVERNING LAW.

         THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.03.00  NOTICES.

         All demands, notices, certificates or other communications hereunder shall be in writing (unless otherwise specified) and shall be deemed given when personally delivered or four (4) Business Days after mailing by United States Postal Service Second Day Priority Mail, postage prepaid, return receipt requested, addressed to the appropriate Notice Address.

         SECTION 11.04.00  SEVERABILITY.

         In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof. Such invalid or unenforceable provision shall be amended, if possible, in accordance with
Section 11.01 hereof in order to accomplish the purposes of this Agreement.

         SECTION 11.05.00  TERM OF AGREEMENT.

         With respect to each Loan, the term of this Agreement shall end upon the earlier to occur of (i) termination of all of Servicer's rights pursuant to this Agreement with respect to all Loans as provided in Section 7.01 or 7.02, or
(ii) as provided in Section 6.15.

         SECTION 11.06.00  LIMITATION OF LIABILITY OF PARTIES.

         Each party to this Agreement shall be liable under this Agreement only to the extent that obligations are imposed upon the party against whom enforcement is sought.

         SECTION 11.07.00 LIMITATION OF LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS OF A PARTY.

         No director, officer, employee or agent of any party to this Agreement shall be individually liable to any other party for taking of any action or for refraining to take any action in good faith pursuant to this Agreement or for errors in judgment. In addition, in the event any party to this Agreement is entitled to indemnification hereunder, the officers, directors, employees, and agents of such party shall also be entitled to indemnification hereunder to the same extent and under the same circumstances as such party.

         SECTION 11.08.00  SURVIVAL OF OBLIGATIONS AND COVENANTS.

         The representations, warranties and covenants of Servicer under Sections 2.02, 7.04 and 11.11 hereof shall survive the expiration of this Agreement, termination or resignation of Servicer under this Agreement and any assignment of this Agreement or the rights of the Servicer hereunder by the Servicer and shall be continuing without regard to any such expiration, termination, resignation or assignment.

         SECTION 11.09.00  COUNTERPARTS.

         This Agreement may be executed in any number of counterparts, each of which shall be an original, provided, however, that all such counterparts shall together constitute one and the same Agreement.

         SECTION 11.10.00  FORMS AND REPORTS.

         All forms or reports required by this Agreement will be prescribed by the Master Servicer from time to time and may be amended, supplemented, or replaced as the Master Servicer shall deem appropriate.

         SECTION 11.11.00  INDEMNIFICATION.

         The Servicer agrees to, and does hereby indemnify and hold harmless the Issuer, the Indenture Trustee and the Master Servicer and their respective directors, officers, employees, and agents, and their successors and assigns against, and shall reimburse the Issuer, the Indenture Trustee and the Master Servicer, as applicable, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever, including reasonable fees and expenses of counsel and expenses of litigation which may be imposed on, incurred by or asserted against any of such indemnified parties, in any way related to, or arising out of, this Agreement or any of the transactions contemplated herein, to the extent that any of the same results from or arises out of (1) any material breach of any representation or warranty made by the Servicer in this Agreement, (2) the negligence, willful misfeasance, or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement, or (3) from any material breach by the Servicer of any covenant or obligation of the Servicer under this Agreement or any schedule, written statement, document or certificate furnished by

Servicer pursuant to this Agreement; provided, however, that no such party shall be entitled to indemnification hereunder for any loss attributable solely to such party's own gross negligence or willful misconduct. The indemnities contained in this Section 11.11 shall survive the termination of this Agreement. The indemnity obligations set forth in this Section 11.11 shall be in addition to (but not exclusive of) any other remedies set forth in this Agreement, but in no event shall this indemnity or any other remedy to which a party may be entitled provide recovery for amounts already recovered under any other provision of this Agreement or any other agreement or from any other source.

         The Servicer may rely on the written instructions and directions of the Master Servicer pursuant to the terms of this Agreement and shall not be liable to the Issuer, the Indenture Trustee or the Master Servicer for any action taken or for refraining from the taking of any action in good faith pursuant to such instructions and directions; provided, however, that this provision shall not protect the Servicer against any material breach of any representation or warranty made herein or material failure to perform its obligations in compliance with any standard of care set forth in this Agreement, or any liability that would otherwise be imposed by reason of any material breach of the terms and conditions of this Agreement.

         The Master Servicer agrees to, and does hereby indemnify and hold the Servicer harmless against, and shall reimburse the Servicer for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, costs, expenses and disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Servicer with respect to any action taken or not taken in good faith pursuant to the instructions and directions of the Master Servicer as provided herein.

         SECTION 11.12.00  RECITALS AND HEADINGS.

         The terms and phrases used in the recitals of this Agreement have been included for convenience of reference only and the meaning, construction, and interpretation of such words and phrases for purposes of this Agreement shall be determined by reference to Section 1.01 hereof. The table of contents, titles and headings of the articles and sections of this Agreement have been inserted for convenience of reference only and are not to be considered a part hereof and shall not in any way modify or restrict any of the terms or provisions hereof and shall not be considered or given any effect in construing this Agreement or any provision hereof in ascertaining intent, if any questions of intent should arise.

         SECTION 11.13.00  RELATIONSHIP OF THE PARTIES.

         In performing its duties and obligations hereunder, Servicer shall be an independent contractor with, and not an agent of, the Issuer, the Indenture Trustee or the Master Servicer. Nothing herein contained shall be deemed or construed to create a partnership or joint venture among the Issuer, the Indenture Trustee or the Master Servicer and the Servicer.

         SECTION 11.14.00  [RESERVED].

         SECTION 11.15.00  RECORDATION OF AGREEMENT.

         To the extent permitted by applicable law, this Agreement may be recorded in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Servicer at the expense of the Issuer, if the Indenture Trustee determines that such recordation materially and beneficially affects the interests of the affected Certificateholders, and the Servicer provides written notice to the Master Servicer.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Servicer, the Master Servicer, the Issuer, and the Indenture Trustee have caused their names to be signed hereto by their respective officers duly authorized as of the date and year first above written.

                                      ISSUER:

                                      MEGO MORTGAGE HOME LOAN
                                       OWNER TRUST 1997-4

                                      By:      WILMINGTON TRUST COMPANY,
                                               not in its individual capacity
                                               but solely as Owner Trustee

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      INDENTURE TRUSTEE
                                      AND CO-OWNER TRUSTEE:

                                      U.S. BANK NATIONAL ASSOCIATION, d/b/a
                                      FIRST BANK NATIONAL ASSOCIATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                      MASTER SERVICER:

                                      NORWEST BANK MINNESOTA, N.A.

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------


                                      SERVICER:

                                      MEGO MORTGAGE CORPORATION

                                      By:
                                         ---------------------------------------
                                      Name:
                                           -------------------------------------
                                      Title:
                                            ------------------------------------

                                    EXHIBIT A

                              DESIGNATED SERVICERS

1.       Preferred Equities Corporation

                                    EXHIBIT B

                             FORM OF SERVICER REPORT

                              SERVICER CERTIFICATE
                   MEGO MORTGAGE HOME LOAN OWNER TRUST 1997-4

================================================================================

DUE PERIOD:  (date)

DISTRIBUTION AMOUNT:

Payments Received On Loans:

Interest:
      Ending Aggregate Principal Balance
      of Loans as of the preceding
      Monthly Cutoff                                                                             $         0.00
                                                                                                 --------------
    Less: Total Amount of New Defaulted Loans from Prior Due Period:                             $         0.00
                                                                                                 --------------
    Adjusted Beginning Aggregate Principal Balance:                                              $         0.00
                                                                                                 --------------
    Weighted Average Interest Rate:                                                                      0.0000%
                                                                                                 --------------
    Number of Days:                                                                                      30/360
                                                                                                 --------------
    Scheduled Interest (Less interest collected on defaulted loans):                             $         0.00(a)
                                                                                                 --------------
    Actual Interest Collected:                                                                   $         0.00(b)
                                                                                                 --------------
    Total Interest Advanced:                                                                     $         0.00(a-b)
                                                                                                 --------------

    Interest Advanced:                                                                           $         0.00
                                                                                                 --------------

  Principal:

    Regular Installments:                                              $         0.00
                                                                       --------------
      Adjustments to Regular Installments:                             $         0.00
                                                                       --------------
      Total Regular Installments:                                                                $         0.00
                                                                                                 --------------
    Curtailments:                                                      $         0.00
                                                                       --------------
      Adjustments to Curtailments:                                     $         0.00
                                                                       --------------
      Total Curtailments:                                                                        $         0.00
                                                                                                 --------------
    Paid in Fulls:                                                     $         0.00
                                                                       --------------
      Adjustments to Paid in Fulls:                                    $         0.00
                                                                       --------------
      Total Paid in Fulls:                                                                       $         0.00
                                                                                                 --------------
    Foreclosures/Other:
      Default Principal Activity                                                                 $         0.00
                                                                                                 --------------
    Total Principal Collections:                                                                 $         0.00
                                                                                                 --------------

Loans Purchased By Servicer
as of the Monthly Cutoff:

    100% of the Principal Balance
      of Loans:                                                                                  $         0.00
                                                                                                 --------------
    Unpaid Accrued Interest for such
      Loans:                                                                                     $         0.00
                                                                                                 --------------
TOTAL PRINCIPAL AND INTEREST DISTRIBUTION AMOUNT:                                                $         0.00
                                                                                                 --------------

DEFAULTED LOANS:

Total amount of Defaulted Loans (Cumulative):                                                    $         0.00
                                                                                                 --------------
                                                                                                     (a+b+c)
  Foreclosed Property Sold:                                             $       0.00(a)
                                                                        ------------

  Loans 180 Days Past Due:                                              $       0.00(b)
                                                                        ------------

  Loans Determined to be Uncollectible:                                 $       0.00(c)
                                                                        ------------

Total amount of Loans which became Defaulted Loans
during the Due Period:                                                                           $         0.00
                                                                                                 --------------

Collections Received on Defaulted Loans:                                                         $         0.00
                                                                                                 --------------
                                                                                                     (a+b+c+d)
  Interest Received:                                                    $       0.00(a)
                                                                        ------------

  Principal Received:                                                   $       0.00(b)
                                                                        ------------

  Foreclosure Funds:                                                    $       0.00(c)
                                                                        ------------

  Other:                                                                $       0.00(d)
                                                                        ------------

Remaining Defaulted Loan Balance Reflecting all
Collections Received, less expenses
of recoveries (Net Loan Losses):                                        $       0.00
                                                                        ------------

Aggregate UPB of Loans between
31 and 60 Days Past Due:                                                $       0.00
                                                                        ------------

Aggregate UPB of Loans between
61 and 90 Days Past Due:                                                $       0.00
                                                                        ------------

Aggregate UPB of Loans more
than 90 Days Past Due:                                                  $       0.00
                                                                        ------------

  Total loans to be foreclosed      #
  (see attached)

DELINQUENCY INFORMATION:
61 Day + Delinquency Percentage (Rolling Six Month):

                                                                                                 (c+f+i+l+o+r)/6

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(a)
                                                                        ------------
  Aggregate UPB:                                                        $       0.00(b)
                                                                        ------------
  Delinquency Percentage:                                               $       0.00(c)(a/b)
                                                                        ------------

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(d)
                                                                        ------------
  Aggregate UPB:                                                        $       0.00(e)
                                                                        ------------
  Delinquency Percentage:                                               $       0.00(f)(d/e)
                                                                        ------------

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(g)
                                                                        ------------
  Aggregate UPB:                                                        $       0.00(h)
                                                                        ------------
  Delinquency Percentage:                                               $       0.00(i)(g/h)
                                                                        ------------

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(j)
                                                                        ------------
  Ending Aggregate UPB:                                                 $       0.00(k)
                                                                        ------------
  Delinquency Percentage:                                                           (l) (j/k)
                                                                        ------------

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(m)
                                                                        ------------
  Ending Aggregate UPB:                                                 $       0.00(n)
                                                                        ------------
  Delinquency Percentage:                                                           (o) (m/n)
                                                                        ------------

  Period:  (date)
  All Loans 61+ Days Delinquent:                                        $       0.00
                                                                        ------------
  Less:
  Defaulted Loans Included:                                             $       0.00
                                                                        ------------
  61 Day Delinquent Loans:                                              $       0.00(p)


  Ending Aggregate UPB:                                                 $       0.00(q)
                                                                         -----------
  Delinquency Percentage:                                                -----------(r) (p/q)


OVERCOLLATERALIZATION:

  Overcollateralization Target Amount:                                                           $        0.00
                                                                                                  ------------

  Actual Overcollateralization Amount:                                                           $        0.00
                                                                                                  ------------

  Net Delinquency Calculation Amount:                                                            $        0.00
                                                                                                  ------------

ADVANCES:

Advances made by Servicer with respect to this Reporting Period:

      Foreclosure Advances:                                             $       0.00
                                                                         -----------
      Interest Advances:                                                $       0.00
                                                                         -----------

      Total Advances This Period:                                                                 $       0.00
                                                                                                   -----------

Cumulative Advances made by Servicer:

      Foreclosure Advances:                                             $       0.00
                                                                         -----------
      Interest Advances:                                                $       0.00
                                                                         -----------

      Total Advances:                                                                             $       0.00
                                                                                                   -----------

ADVANCES SERVICER ENTITLED TO REIMBURSEMENT:

      Foreclosure Advances:                                             $       0.00
                                                                         -----------
      Interest Advances:                                                $       0.00
                                                                         -----------

      Total Advances:                                                                            $        0.00
                                                                                                   -----------

FEES:

      Master Servicing Fee:                                                                      $        0.00
                                                                                                  ------------
      Servicing Fees:                                                                            $        0.00
                                                                                                  ------------
      Indenture Trustees Fees:                                                                   $        0.00
                                                                                                  ------------
      Owner Trustee Fee Reserve:                                                                 $        0.00
                                                                                                  ------------
      Other Fees:                                                                                $        0.00
                                                                                                  ------------

OTHER:

      Unpaid Principal Balance - Current Loans:                                                  $        0.00
                                                                                                  ------------

      Total Unpaid Principal Balance:                                                            $        0.00
                                                                                                  ------------

All information included in this Certificate is based on the detailed accounting and servicing reports provided to the Master Servicer. Additionally, all loans have been serviced and accounted for in accordance with the applicable requirements of the Servicing Agreement.

                                                             Date:
                                                                  --------------

Certified By:     Signature:
                             ------------------------------------

                  Typed Name:
                              -----------------------------------

                  Title:
                         ----------------------------------------

THIS SERVICER CERTIFICATE TO BE SUPPORTED BY DETAILED ACCOUNTING AND SERVICING REPORTS AS REQUESTED BY THE MASTER SERVICER.

                                    EXHIBIT C

                                  LOAN SCHEDULE

                                    Attached